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AMERICAN LEGACY ESTATE BUILDER

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

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Home Office Location and Administrative Mailing Address:

The Lincoln National Life Insurance Co.
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46801
Telephone Number: 1-800-4LINCOLN
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This prospectus describes a flexible premium variable life insurance contract
(the "policy") offered by The Lincoln National Life Insurance Company ("Lincoln Life", "we," the "company").

The Class 2 shares of the funds (the "funds") of the American Variable Insurance Series (the "series") are available through the Lincoln Life Flexible Premium Variable Life Account F ("Separate Account"). Each fund has its own investment objective. The policy owner (the "owner" or "you") is the person named in the policy schedule who has all of the policy ownership rights. You should review each fund's prospectus, which describes each fund in detail before making your decision. The funds available through the Separate Account are:

- Global Small Capitalization Fund

- Global Growth Fund

- Growth Fund

- International Fund

- Growth-Income Fund

- Asset Allocation Fund

- High-Yield Bond Fund

- Bond Fund

- U.S. Government/AAA-Rated Securities Fund

- Cash Management Fund

This policy is designed to provide life insurance protection. Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This policy may, or may not, be appropriate for your individual financial goals. The value of the policy depends on the investment results of the funding options you select.

It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the policy. This prospectus and the prospectuses of the Funds, furnished with this prospectus, should be read carefully to understand the policy being offered.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

                         Prospectus Dated: May 1, 1999
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TABLE OF CONTENTS

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SUMMARY OF THE POLICY                                                          1
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LINCOLN LIFE AND THE SEPARATE ACCOUNT
Lincoln Life                                                                   6
The General Account                                                            6
The Separate Account                                                           6
Fund participation agreement                                                   7
The American Variable Insurance Series                                         7
The investment advisor                                                         7
Addition, deletion or substitution of investments                              7
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THE POLICY
Requirements for issuance of a policy                                          8
Units and unit values                                                          8
Premium payment and allocation of premiums                                     9
Dollar cost averaging program                                                 10
Effective date and record date                                                10
Right to examine policy                                                       11
Policy termination                                                            11
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CHARGES AND DEDUCTIONS
Surrender charges                                                             12
Cost of insurance charges                                                     12
Policy value charge                                                           13
Other policy charges                                                          13
Charges against the Separate Account                                          13
Reduction of charges                                                          14
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POLICY BENEFITS
Death benefit                                                                 14
Policy changes                                                                16
Policy value                                                                  16
Transfer between subaccounts                                                  17
Transfer to and from General Account                                          17
Withdrawals                                                                   17
Loans                                                                         18
Policy lapse and reinstatement                                                19
No lapse benefit                                                              19

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Surrender of the policy                                                       19
Proceeds and payment options                                                  19
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GENERAL PROVISIONS
The contract                                                                  20
Suicide                                                                       20
Representations and contestability                                            21
Incorrect age or sex                                                          21
Change of owner or beneficiary                                                21
Assignment                                                                    21
Reports and records                                                           21
Projection of benefits and values                                             22
Postponement of payments                                                      22
Accelerated Benefit Election Rider                                            22
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DISTRIBUTION OF THE POLICY                                                    22
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FEDERAL TAX MATTERS
Tax status of the policy                                                      23
Tax treatment of policy benefits                                              24
Taxation of the Separate Account                                              26
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VOTING RIGHTS                                                                 26
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STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT                     27
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SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS                                  27
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PREPARING FOR YEAR 2000                                                       27
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LEGAL PROCEEDINGS                                                             29
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EXPERTS                                                                       29
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ADDITIONAL INFORMATION                                                        29
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OFFICERS & DIRECTORS OF LINCOLN NATIONAL LIFE INSURANCE CO.                   30
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APPENDIX A: Illustrations of policy values                                    32
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FINANCIAL STATEMENTS
Separate Account Financials                                                  F-1
Company Financials                                                           S-1
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SUMMARY OF THE POLICY

Your policy is a flexible premium variable life insurance policy, which provides for the payment of a death benefit to a beneficiary upon the insured's death. The policy's value will change with the investment performance of the funds you select. Policy values may be accessed through loans, withdrawals, and surrenders. Regulations in your state may vary Policy provisions.

Key Policy Features:

- A death benefit with a "no lapse benefit" that guarantees that your policy will stay in force even though net investment results and policy charges might otherwise cause your policy to lapse (see page 19); and

- Limited flexible premium payments with a minimum initial premium of $10,000 (see page 9);

You may use the net cash surrender value of your policy (what you would get if you surrendered the policy) to pay the monthly deductions and continue the policy in force as long as sufficient value is available. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue your policy inforce without more premium payments. Charges against policy values for the cost of insurance (see page 12) increase as the insured gets older. Unless the policy is "in the corridor", the death benefit will be the specified amount regardless of the net cash surrender value when the insured dies. See page 15.

You may borrow within described limits against your policy. You may surrender the policy in full or withdraw part of its value. Loans against and surrenders of a modified endowment contract ("MEC") may have adverse tax effects. The taxation of life insurance death benefits and distributions is complex; see "Federal tax matters" on page 23. The taxation of loans, withdrawals and surrenders from a life insurance policy which is a MEC is generally less favorable than from a non-MEC. Consult your tax advisor. A surrender charge is applied if the policy is totally surrendered.

INITIAL CHOICES TO BE MADE

The initial owner of the policy (the "owner" or "you") is named in the "policy schedule" and has all of the policy ownership rights. If no owner is named, the insured (the person whose life is insured under the policy) is the owner. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important initial choices to make:

- your death benefit amount; and

- the amount of premium you want to pay; and

- how your premium is allocated among the funding options you select.

DEATH BENEFIT AMOUNT

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan account balances, other outstanding amounts due, and surrendered amounts.

You designate the beneficiary in the application, and may change the beneficiary by request in writing to Lincoln Life. If no beneficiary survives the insured, you or your estate will receive the benefit.

Sometimes, due to poor investment results and to cost of insurance charges, additional premium payments are needed to keep your policy in force.

Your no lapse benefit guarantees your policy will not lapse for a specific length of time. Currently, for an insured age 75 or younger on the policy date, the no lapse benefit expires 10 years after that date (1 year for older ages). The policy date is the earlier of the date we receive the full initial premium or

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the date on which we approve the policy for issue. The policy date is set forth in your policy. We reserve the right to lengthen or shorten this benefit for future new policies. See page 19.

You may also apply for an Accelerated Benefit Election Rider. See page 22.

AMOUNT OF PREMIUM PAYMENT

When you decide how much premium to pay, you should decide whether you would be willing to have your policy taxed as a MEC. Premium payments may be changed within the limits described on page 9. If your policy lapses because your monthly deductions are larger than the net cash surrender value, you may reinstate your policy. See page 19.

The initial premium, paid at policy issue, must be at least 80%, and is normally 100%, of the federal maximum premium limitation at issue (as defined in Section 7702 of the Internal Revenue Code of 1986 as amended, the "Code"). However, any owner who at any time has not yet paid the current federal maximum premium limitation may, subject to certain restrictions, make premium payments at any time, in any amount and at any frequency.

In most instances your policy will be a MEC because your initial premium will exceed the Code's 7-pay limitation on premium payments (the "7-pay limitation") on the policy. That is, your paid premium will exceed the total premiums paid for a similar policy having fully funded benefits in the first seven policy years.

When you first receive your policy you will have 10 days (more in some states) to look it over. This is called the "right-to-examine" period. During this time period your initial premium payment will be deposited in our General Account. See page 11.

HOW ARE MY PREMIUMS PROCESSED?

You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date, the policy value and all subsequent net premiums will automatically be invested according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

SELECTION OF FUNDING VEHICLES

You must choose the fund(s) in which you want to place each net premium payment. Ten subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund. If the mutual fund(s) you select goes up in value, the cash value of your policy (net of charges and expenses) also goes up. If the funds lose value, so does the cash value of your policy.


You may also choose to place all or part of your premium payment into the General Account. Premium payments put into the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account and have a guaranteed minimum interest rate of 4% per year. For additional information on the General Account, see page 6.


WHAT FUNDS ARE AVAILABLE TO SELECT?

You can allocate amounts to one or more subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account F, established by Lincoln Life to receive and invest net premiums paid under the policy. Currently you may select from the Class 2 shares of the American Variable Insurance Series, which consists of ten funds:

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GLOBAL SMALL CAPITALIZATION FUND -- The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.2 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

GLOBAL GROWTH FUND -- The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

GROWTH FUND -- The fund seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

INTERNATIONAL FUND -- The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

GROWTH-INCOME FUND -- The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.

ASSET ALLOCATION FUND -- The fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities; bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).


HIGH-YIELD BOND FUND -- The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities that provide an opportunity for capital appreciation.


BOND FUND -- The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.


U.S. GOVERNMENT/AAA-RATED SECURITIES FUND -- The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.


CASH MANAGEMENT FUND -- The fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments.

For more detail, see the prospectus for the American Variable Insurance Series.

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WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?

SURRENDER CHARGE. We deduct surrender charges if you surrender the policy within the first twelve years. The surrender charge will not exceed $43 per $1000 of specified amount or 6.5% of premiums paid. For more details on surrender charges, see page 12.

COST OF INSURANCE CHARGE. Your policy has a cost of insurance charge which reduces the policy value on each monthly anniversary day. The cost of insurance charge ceases when the insured attains age 100. See page 12 for more detailed information.

POLICY VALUE CHARGE. The policy value is the sum of all amounts allocated to the Separate Account and to the General Account at any time, plus any outstanding loan. The policy value will be reduced on each monthly anniversary day by the policy value charge. The policy value charge for the first 10 policy years is
 .10% of the policy value each month (1.20% annually), and thereafter is .0166666% of the policy value each month (.20% annually). The policy value charge ceases when the insured attains age 100. The policy value charge recovers our expenses incurred in the sale and issue of the policies (such as premium tax and other taxes, commissions, and underwriting and issue expenses), and some ongoing maintenance expenses. We deduct a $5.00 monthly administrative charge from the policy value on any monthly anniversary day when the policy value is less than $50,000.

CHARGES AGAINST THE SEPARATE ACCOUNT. A daily mortality and expense risk charge currently .0016438% (equivalent to an annual rate of .60%) is imposed on the daily net assets of the Separate Account. This charge is guaranteed not to exceed .00246575% (equivalent to an annual rate of .90%).

No deductions are currently made from the Separate Account for federal or state income taxes, but we reserve the right to do so.

In addition, because the Separate Account purchases shares of the funds involved, the value of the net assets of these subaccounts of the Separate Account will reflect investment advisory fees and other expenses incurred by those funds. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from .36% to .82%. In addition to these fees and expenses, and pursuant to a 12b-1 plan, the Class 2 shares of each fund also bear expenses equal to .25% annually of each fund's net assets. See page 14 for more detailed information.

DO I HAVE ACCESS TO THE POLICY VALUES?

You may borrow up to 100% of the net cash surrender value. Subject to some restrictions and charges, you may withdraw portions of the net cash surrender value. Loans reduce the death benefit proceeds by the amount of the loan. Withdrawals reduce the specified amount by the amount of the withdrawal. Both loans and withdrawals reduce future policy values and may have adverse federal income tax consequences.

If you decide to borrow against your policy, annual interest will be charged in arrears. The loan amount will be deducted proportionately from the funding vehicles you have at that time. The loan amount, or loan account value, also earns interest at a current annual rate of 6%, with a minimum of 4%. A loan reduces the specified amount and voids the no lapse benefit, if applicable, until the loan is repaid. See page 18.

WHEN DOES MY POLICY TERMINATE?

Your policy may terminate due to any one of the following: voluntary return or surrender of the policy, lapse due to insufficient net cash surrender value, or payment of the death benefit. During the right-to-examine period, you may return the policy for a refund of all premiums paid. After the right-to-examine period, you may surrender the policy and receive its net cash surrender value.

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BUYING VARIABLE LIFE INSURANCE

The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment choices they have made.

A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The no lapse provision may help to assure a death benefit even if investment results are unfavorable.

Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.


The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see page 24), an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to a charge deducted from the policy value, a surrender charge (see page 12), and will result in penalty tax if made before age 59 1/2.



Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value depending on the Insured's age (see page 15). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.



Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges and premium taxes may be applicable to your policy; these charges are explained in more detail beginning on page 12. The significant additional costs of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit, less policy loans and less policy value). This charge increases with age, and varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix A).


                                                                               5
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LINCOLN LIFE AND THE SEPARATE ACCOUNT

LINCOLN LIFE

Lincoln National Life Insurance Co. is a stock life insurance company incorporated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering individual life insurance policies and annuity contracts, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) and the District of Columbia, Guam, and the Commonwealth of the Northern Mariana Islands.

Lincoln Life is wholly owned by Lincoln National Corp. ("LNC"), a publicly held insurance holding company incorporated under Indiana law on January 5, 1968. The principal office of Lincoln Life is located at 1300 South Clinton Street, Fort Wayne, Ind. 46802. The principal office of Lincoln National Corp. is located at 200 East Berry Street, Fort Wayne, Ind. 46802. Through its affiliated companies, collectively Lincoln Financial Group, LNC provides wealth accumulation and protection products and services including annuities, life insurance, 401(k) plans, life-health reinsurance, institutional management and mutual funds.

THE GENERAL ACCOUNT

The General Account refers to the General Account of Lincoln Life. The General Account consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

THE SEPARATE ACCOUNT

We established the Separate Account on May 29, 1987 to fund variable life insurance policies. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. New York time) on each day the New York Stock Exchange is open.

The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under federal securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Commission.

The Separate Account is divided into ten subaccounts. Each subaccount invests exclusively in Class 2 shares of one of the funds comprising the American Variable Insurance Series: the Global Small Capitalization Fund, the Global Growth Fund, the Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the High-Yield Bond Fund, the Bond Fund, the U.S. Government/AAA-Rated Securities Fund, and the Cash Management Fund.

Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or

6
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existing, between its variable annuity and variable life insurance contract owners, we have agreed to notify the series' Board of Trustees and to remedy, at our own expense, any such conflict.

There is no assurance that any fund of the American Variable Insurance Series will achieve its stated investment objective.


FUND PARTICIPATION AGREEMENT


Lincoln Life has entered into an agreement with a fund group under which Lincoln Life makes ten funds available under the policies and performs certain administrative services.

THE AMERICAN VARIABLE INSURANCE SERIES

The series was organized as a Massachusetts business trust in 1983 and is registered as a diversified, open-end management investment company under the 1940 Act.

The series has ten separate portfolios of funds. The series' Board of Trustees may at any time establish additional funds or classes, which may or may not be available to the Separate Account.

Under the multi-class system adopted by the series, pursuant to Rule 18f-3 under the 1940 Act, shares of each multi-class fund represent an equal pro rata interest in that fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:

  (1) each class has a different designation;

  (2) each class of shares bears its class expenses;

  (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement; and

  (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each fund has two classes of shares, designated as Class 1 shares and Class 2 shares. Class 1 and 2 differ primarily in that Class 2 shares are subject to a 12b-1 plan. Only Class 2 shares are available under the policy. Lincoln Life, together with affiliates, expects to receive a portion of the 12b-1 fees attributable to its investment on behalf of the Separate Account in the funds. Such portion is anticipated to be at the annual rate of approximately .25% of the value of the Separate Account's investment in the funds and constitutes reimbursement to Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the series. Expenses currently designated as class expenses by the series' Board of Trustees under the plan pursuant to Rule 18f-3 include, for example, service fees paid under a 12b-1 plan. See the prospectus for the series for more information about the 12b-1 plan it has adopted for its Class 2 shares.

THE INVESTMENT ADVISOR

Capital Research and Management Company ("CRMC"), an investment management organization founded in 1931, is the investment advisor to the series and other mutual funds, including those in The American Funds Group. CRMC is located at 333 South Hope Street, Los Angeles, Calif. 90071 and 135 South State College Boulevard, Brea, Calif. 92821, and is registered with the Commission as an investment adviser.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

Lincoln Life does not control the investment advisor and therefore cannot guarantee that the American Variable Insurance Series or any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate

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Account may purchase. We reserve the right to eliminate the shares of any fund and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior to approval of the Commission, to the extent required by the 1940 Act or other applicable law. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other classes of policies, or from permitting a conversion between classes of policies on the basis of requests made by policy owners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax or investment conditions warrant, and any new subaccounts may be made available to existing policy owners on a basis to be determined by Lincoln Life.

In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum acceptable premium is $10,000. A policy will generally be issued only to insureds 80 years of age or younger who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and, except in California, we reserve the right to reject an application for any reason.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan payments, or transfer of values into a subaccount), the amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, surrenders and surrender charges, withdrawals and withdrawal charges, transfers of values out of a subaccount, income tax deductions (if any), policy value charges, monthly administrative charges, or cost of insurance charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the amounts allocated to each subaccount plus the amounts allocated to the General Account plus any outstanding loan. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day.

The unit value for a subaccount on a specified valuation date is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums. The initial premium is the only premium payment required under the policy, although additional premiums may be necessary to keep the policy in force. Payment of the initial premium will not guarantee that the policy will remain in force. The amount of the initial premium is based on the insured's issue age and the specified amount of the policy and is normally approximately equal to 100% of the federal maximum premium limitation at issue, as described below. The initial premium may be as little as 80% of the federal maximum premium limitation at issue, but if the initial premium is less than 98% of the limitation, higher cost of insurance charges will result.

Any owner who has not chosen to pay the federal maximum premium limitation at issue may pay additional premiums up to the limitation at any time. We reserve the right to require evidence of insurability if the payment of any premium will increase the death benefit by more than the amount of the premium paid. The failure to pay the maximum premium will not of itself cause the policy to lapse, nor will the payment of the maximum premium guarantee that the policy will remain in force. The policy will lapse any time outstanding loans exceed policy value less surrender charge, or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy lapse and reinstatement.) Subject to the initial premium requirements and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. Further premiums will not be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a MEC. A policy will become a MEC if premiums paid into the policy exceed certain limits referred to as the 7-pay limitation. Because the initial premium exceeds the 7-pay limitation, the policy will be a MEC unless it has been purchased with cash values transferred from a pre-existing life insurance policy which is not a MEC. Any such must meet the requirements for a taxfree exchange. The taxation of life insurance death benefits and distributions is complex and is discussed in detail under "Federal tax matters". Taxation of loans, withdrawals, and surrenders of a life insurance policy that becomes a MEC is generally less favorable than such distributions from a life insurance policy that is not a MEC.

ALLOCATION OF NET PREMIUMS. In the application for a policy, you can allocate net premiums or portions thereof to the General Account and the subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make arrangements with us to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least 4% per year. You should periodically review your allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24 or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5000 is to be transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value allocated to the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

EFFECTIVE DATE AND RECORD DATE

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life, and is specified in the policy. Policy years, months and anniversaries are measured from the policy date.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

The date the policy is recorded on the books of Lincoln Life as an in-force policy is the record date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. The record date controls the timing of the transfer of initial assets from the General Account to the various subaccounts.

RIGHT TO EXAMINE POLICY

The owner may, until a specified period of time has expired, examine the policy and return it for refund of all premiums paid. The applicable period of time will depend on the state in which the policy is issued, but will not expire sooner than the latest of ten days after receipt of the policy, 45 days after
Part 1 of the application is completed, or ten days after the Notice of Withdrawal Right is mailed or delivered to the owner. Upon cancellation the policy will be void from the beginning. An owner wanting a refund should return the policy to either our administrative mailing address or to the agent who sold it.

POLICY TERMINATION

All coverage under the policy will terminate when any one of the following occurs:

  1)  the grace period ends without payment of required premium,

  2)  the policy is surrendered, or

  3)  the insured dies.


Under certain defined conditions, we will continue to keep the policy in force despite insufficient net cash surrender value (See No lapse benefit, page 19).


CHARGES AND DEDUCTIONS

Charges are described in the following paragraphs. Lincoln Life may make a profit on any of these charges, and may use the profit from a charge for any purpose, including covering shortfalls from other charges.

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

  1)  providing the insurance benefit set forth in the policy;

  2)  administering the policy;

  3)  assuming certain risks in connection with the policy;

  4)  incurring expenses in distributing the policy.


The nature and amount of these charges are described in the following pages.

SURRENDER CHARGES

Surrender charges are deducted upon surrender of the policy during the first 12 policy years. The following table shows the surrender charge as a percent of premiums paid. The surrender charge will not exceed $43 per $1,000 of specified amount.

DURING POLICY YEARS                            PERCENT OF PREMIUMS PAID
--------------------------------------------------------------------------------------------
 1 and 2                                       6.5%
 3 and 4                                       6.0%
 5 and 6                                       5.5%
 7 and 8                                       5.0%
 9 and 10                                      4.5%
11                                             4.0%
12                                             2.0%

COST OF INSURANCE CHARGES

On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the subaccounts.

The current cost of insurance charges depend currently upon these variables:

  1) the amount of the initial premium as a percentage of the federal maximum premium limitation;

  2)  the classification of the insured;

  3)  the amount of policy value; and

  4) the maximum cost of insurance deduction allowed under state insurance laws.

The current cost of insurance deduction each month is calculated by multiplying the policy value by the appropriate percentage rate described below. The current cost of insurance deduction may never exceed the maximum cost of insurance deduction allowed under state insurance laws. The cost of insurance charge ceases when the insured reaches age 100.

If the initial premium is at least 98% of the federal maximum premium limitation at issue, the current monthly percentage rate used to calculate the cost of insurance deduction is .05% for select non-tobacco users and .10% for select tobacco users. If the initial premium is less than 98% of the maximum limitation, higher percentage rates will be used. If the insured's classification is other than select non-tobacco user or select tobacco user, higher percentages will also be used.

The current monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the current cost of insurance rates will apply to all persons of the same attained age, sex and rate class and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. These rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, Age Last Birthday, for attained ages under sixteen; on the 1980 Commissioner's Standard Ordinary Nonsmoker Mortality Table, Age Last Birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, Age Last Birthday, for attained ages sixteen and over, depending on the tobacco usage of the insured. Select rate classes have guaranteed rates which do not exceed 100% of the applicable table. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations, and in any other situation where unisex rates are required by law, the cost of insurance rates (whether current or guaranteed) are not based on sex.

The rate class of an insured will affect the cost of insurance rate. Lincoln Life currently places insureds into a select rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the select rate class will have a lower cost of insurance than those in rate classes with higher mortality risk.

POLICY VALUE CHARGE

On the policy date and on each monthly anniversary day following, a policy charge will be deducted from the policy value. Ordinarily, the policy value charge is deducted in proportion to the values in the subaccounts.

The policy value will be reduced on each monthly anniversary day by the policy value charge. The policy value charge for the first 10 policy years is .10% of the policy value each month (1.20% annually), and thereafter is 0.166666% of the policy value each month (.20% annually). The policy value charge ceases when the insured attains age 100. The policy value charge recovers our expenses incurred in the sale and issue of the policies (such as premium tax and other taxes, commissions, and underwriting and issue expenses), and some ongoing maintenance expenses.

OTHER POLICY CHARGES

We deduct a $5.00 monthly administrative charge from the policy value on any monthly anniversary day when the policy value is less than $50,000. Currently, no charge is made for transfers of amounts among the General Account and the subaccounts, although a maximum of $10 per transfer may be charged in the future. We deduct $20 from the amount of any withdrawal of policy value other than full surrender of the policy. The monthly administrative charge, the transfer charge, and the withdrawal charge cease when the insured reaches age 100.

We also reserve the right to deduct from the policy value any amounts charged for federal or other Governmental income taxes that might result from a change in the current tax laws. Current tax laws do not charge income taxes on the policy value.

CHARGES AGAINST THE SEPARATE ACCOUNT

Several charges are made directly or indirectly against the Separate Account and have the effect of reducing net investment results credited to the subaccounts.

FUND CHARGES AND EXPENSES. The investment advisor for each of the funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from .36% to .82%. Each of the funds also deducts a 12b-1 fee for Class 2 shares equal to .25% annually of each fund's net assets. These charges and other fund expenses have the effect of reducing the investment results credited to the subaccounts.

Expenses for each of the funds are currently estimated, on the basis of their most recent fiscal year experience where applicable, to be as follows:

                                                                           Total Annual Fund
                                                                               Operating                           Total Fund
                                                                           Expenses Without                    Operating Expenses
Asset                                              Other        12(b)1        Waivers or       Total Waivers    with Waivers or
Fund                          Management Fee*    Expenses*       Fees*        Reductions*     and Reductions*     Reductions*
---------------------------------------------------------------------------------------------------------------------------------
Global Small
Capitalization**                       .79%            .03%          .25%           1.07%              0.0              1.07%
Global Growth                          .69%            .06%          .25%           1.00%              0.0              1.00%
Growth                                 .40%            .01%          .25%            .66%              0.0               .66%
International                          .57%            .09%          .25%            .91%              0.0               .91%
Growth-Income                          .35%            .01%          .25%            .61%              0.0               .61%
Asset Allocation                       .44%            .01%          .25%            .70%              0.0               .70%
High-Yield Bond                        .50%            .01%          .25%            .76%              0.0               .76%
Bond                                   .51%            .02%          .25%            .78%              0.0               .78%
U.S. Gov't/AAA-Rated                   .49%            .01%          .25%            .75%              0.0               .75%
Cash Management                        .44%            .01%          .25%            .70%              0.0               .70%

*Expressed as an annual percentage of each fund's average daily net assets.

**These expenses are annualized. The fund did not begin operations until April 30, 1998.

See the funds' prospectus for more complete information about the expenses of the funds.

MORTALITY AND EXPENSE RISK CHARGE. A daily mortality and expense risk charge currently equal to .0016438% (equivalent to an annual rate of .60%) of the daily net assets of the Separate Account is imposed. This charge is guaranteed not to exceed .00246575% (equivalent to an annual rate of .90%).

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

REDUCTION OF CHARGES

The surrender charge, the policy value charge, and the monthly administrative charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales or administrative expenses. In particular, these charges will be reduced on policies issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees of LNC or CRMC or their affiliated or managed companies (based on the owner's status at the time the policy was purchased). The amounts of any reductions will reflect the reduced sales and administrative expenses resulting from the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policy owners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT

As long as the policy remains in force (see Policy lapse and reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiaries. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and payment options.) The death benefit proceeds payable will be increased by any unearned cost of insurance charge, and will be reduced by any outstanding loan and any due and unpaid charges.

The initial death benefit on your variable life insurance policy is equal to the specified amount you choose at the time of purchase. The specified amount is the minimum death benefit payable under the policy so long as the policy remains inforce. The death benefit proceeds will be reduced by any outstanding loans and any unpaid charges, and increased by unearned loan interest. We may also impose certain limitations on the maximum specified amount allowable.

The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.


The table below lists the specified percentage applicable to the given attained age:


ATTAINED   SPECIFIED  ATTAINED   SPECIFIED  ATTAINED   SPECIFIED
AGE        PERCENTAGE AGE        PERCENTAGE AGE        PERCENTAGE
----------------------------------------------------------------
40 OR
YOUNGER    250%       59         134%       91         104%
41         243        60         130        92         103
42         236        61         128        93         102
43         229        62         126        94         101
44         222        63         124        95 OR      100
45         215        64         122        OLDER
46         209        65         120
47         203        66         119
48         197        67         118
49         191        68         117
50         185        69         116
51         178        70         115
52         171        71         113
53         164        72         111
54         157        73         109
55         150        74         107
56         146        75         105
57         142        THROUGH
58         138        90

EXAMPLES. For this example, assume that the insured dies at under the age of 40 and that there is no outstanding policy loan. A policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because the life insurance death benefit cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds $100,000, each dollar withdrawn from the policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

The above example describes a scenario which includes favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

POLICY CHANGES

The specified amount may not be voluntarily increased or decreased. Withdrawals reduce the specified amount by an amount proportionate to the amount of policy value withdrawn. For example, if 10% of the policy value is withdrawn, the specified amount will be reduced by 10% of the specified amount.

POLICY VALUE

The policy provides for the accumulation of policy value. The policy value will vary with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and withdrawals, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value or net cash surrender value.

On the policy date, the policy value will be the initial premium, minus the sum of the following: the cost of insurance for the first month, the monthly administrative charge (if any), and the policy value charge for the first month.

On each monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;


  c. Interest at not less than 4% per year on amounts allocated to the General Account;


  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount; and

  e.  Any premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals;

  h. Any amount charged against the investment amount for federal or other governmental income taxes;

  i.  The cost of insurance for the following month;

  j.  The monthly administrative charge, if any, for the following month;

  k.  The policy value charge for the following month; and

  l.  Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;


  c. Interest at not less than 4% per year on amounts allocated to the General Account;


  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount; and

  e.  Any net premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals; and

  h. Any amount charged against the investment amount for federal or other governmental income taxes.

The charges and deductions described above are further discussed in Charges and deductions, page 12

NET INVESTMENT RESULTS. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's assets, reduced by the per unit share of the asset management charge, the 12b-1 fee, any miscellaneous expenses incurred by the fund, and the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited by the fund to the subaccount during the period.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

The charges listed above are explained further in "Charges against the Separate Account."

TRANSFER BETWEEN SUBACCOUNTS

Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us. Transfers may be made by telephone request only if the owner has previously authorized telephone transfer in writing on a form suitable to us. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfer, including requiring certain identifying information contained in the written authorization. If such procedures are followed, we will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request in writing or by telephone is received at our administrative address. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

TRANSFER TO AND FROM THE GENERAL ACCOUNT

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to some restrictions. A maximum of 20% of the policy value allocated to the General Account may be transferred to the Separate Account in any period of 12 consecutive months. However, as a current practice, the 20% maximum transfer limitation does not apply for the first six policy months. There is no minimum transfer amount; however, if the amount allocated to the General Account is $500 or less, the owner may transfer the entire allocated amount out of the General Account. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

WITHDRAWALS

Anytime during the lifetime of the insured, you may make a cash withdrawal from the policy value. The amount and timing of the withdrawal is subject to certain limitations. The minimum withdrawal is $1000. Only one withdrawal may be made during a policy year. During the first 10 policy years, the maximum withdrawal is 10% of the net cash surrender value at the time of the withdrawal. Withdrawals may result in tax liability. Withdrawals other than full surrender of the policy incur a $20 withdrawal charge.

Withdrawals reduce the specified amount by an amount proportionate to the amount of policy value withdrawn. For example, if 10% of the policy value is withdrawn, the specified amount will be reduced by 10% of the specified amount. Ordinarily, the amount of any withdrawal will be deducted from the General Account and subaccounts in proportion to the values of each.

LOANS

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to us as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Federal tax matters.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy lapse and reinstatement.) In addition, the presence of any outstanding policy loan reduces death benefit proceeds and negates the no lapse benefit (if present) until the loan is repaid.

DEDUCTION OF LOAN AND LOAN INTEREST. The amount of any loan will be deducted from the General Account and the subaccounts at the time the loan is taken. The amount of any unpaid loan interest will be added to the loan and deducted from the General Account and the subaccounts at the end of the policy year in which the loan interest was earned. Ordinarily, the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the values of each.

The amount of any loan (including any unpaid loan interest added to the loan) will earn interest at the then currently declared annual rate, which may not be less than the annual rate of 4.0%. The current annual rate is 6.0%. Any interest not paid when due will be added to the existing loan amount and will also be charged interest at the same policy loan rate.

Such amounts will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited on the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase or decrease the potential for policy lapse.

EFFECT OF LOANS ON POLICY CHARGES. The existence of a policy loan on a monthly anniversary day does not directly affect the calculation of the policy value charge, the cost of insurance charge, or the monthly administrative charge; these charges are currently determined by the policy value, which includes any policy loan. The mortality and expense risk charge, asset management expenses, 12b-1 fees, and miscellaneous funds expenses are not incurred on any policy loan.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy or death of the insured will be deducted from the amount otherwise payable.

POLICY LAPSE AND REINSTATEMENT

Except during the period of any no lapse benefit, insurance coverage under the policy will be continued in force until the net cash surrender value is insufficient to cover the monthly deductions. Lapse will only occur when the policy value less surrender charges and less outstanding policy loans is insufficient to cover the cost of insurance deductions and a grace period expires without a sufficient payment. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders.

A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. Any net cash surrender value will be returned to the owner. If the insured dies during the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

You may reinstate a lapsed policy within five years after the date of lapse by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

NO LAPSE BENEFIT

Provided no outstanding loan existing on the policy, the policy provides a no lapse benefit (except in Illinois). The no lapse benefit guarantees that the policy will not lapse due to insufficient net cash surrender value prior to the no lapse benefit expiration date shown on the policy schedule. Currently, the no lapse benefit expires 10 years from the policy date if the issue age of the insured is age 75 or younger. For issue ages 76 and older, the no lapse benefit expires 1 year from the policy date. We may at any time lengthen or shorten the no lapse benefit for future new policies, but will not unfairly discriminate among policy owners in determining the length of the no lapse benefit.

SURRENDER OF THE POLICY

You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and minus any unpaid loan interest. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received at our administrative mailing address, or at a later date if you so request. Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received. The tax treatment of a surrendered policy is discussed under Federal tax matters.

PROCEEDS AND PAYMENT OPTIONS

PROCEEDS. The amount payable under the policy on the surrender of the policy, or upon the death of any insured person, is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and minus any unpaid loan interest. The proceeds to be paid on the surrender of the policy will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option. The payment option selected, as well as the time the election is made, may have tax consequences.

You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we may determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in our profit or surplus earnings.

SUICIDE

If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, and minus any loan interest due.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid, minus any withdrawals, since the effective date of the reinstatement, minus any policy loan plus loan interest thereon.

REPRESENTATIONS AND CONTESTABILITY

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any reinstatement will not be contestable after that reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX

If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted as necessary to that which would be purchased by the most recent cost of insurance charge at the correct age and sex.

CHANGE OF OWNER OR BENEFICIARY


The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner. The request must be in writing on a form suitable to us. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.



The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, provided that any prior designation does not prohibit such a change. A change will revoke any prior designation of the beneficiary. The request to change beneficiary must be in writing on a form suitable to us. We reserve the right to require the policy for endorsement of the change of beneficiary designation.


If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing office. We will not be responsible for the validity of any assignment, and reserve the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any policy charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered. In addition, we will provide to policy owners semi-annually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds.

We have entered into an agreement with Delaware Management Company, Inc., and Delaware Service Company, Inc. 2005 Market Street, Philadelphia, PA 19203, affiliates of Lincoln Life, to provide accounting services to the Separate Account.

PROJECTION OF BENEFITS AND VALUES

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing to our administrative mailing address on a form suitable to us. The report will be comparable in format to those shown in Appendix A and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

POSTPONEMENT OF PAYMENTS

Payments of any amount payable on surrender, loan, withdrawal, or benefits payable at death may be postponed whenever:

(i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission;

(ii) the Commission by order permits postponement for the protection of owners;
    or

(iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrender, policy loan, or withdrawal of policy values attributable to a premium paid by check may be delayed until such time as the check has cleared the owner's bank.

ACCELERATED BENEFIT ELECTION RIDER

This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.

The availability of this rider is subject to approval by the State Insurance Department of the State in which the policy is issued. The rider is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice.

DISTRIBUTION OF THE POLICY

Lincoln Life offers the policy in all jurisdictions where it is licensed to do business. The home office address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802. American Fund Distributors, Inc. ("AFD"), the principal underwriter for the policies, is registered with the Commission as a broker-dealer, and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of AFD is 333 S. Hope Street, 52nd Floor, Los Angeles, California 90071.

The policy will be sold by individuals who, in addition to being appointed as life insurance agents, are also our registered representatives. The policy will also be sold by properly licensed representatives of independent broker-dealers which in turn have selling agreements with AFD and have been appropriately appointed as our agents. These representatives ordinarily receive commissions and service fees up to 5.25% of all premiums paid, plus .25% of accumulated policy values in the second policy year and each year thereafter. The broker-dealer or local agency receives additional compensation on all premiums paid. In some situations, the broker-dealer or local agency may elect to share its commission with the registered representative. Selling representatives may also be eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from our resources.

FEDERAL TAX MATTERS

The following discussion is intended to provide a general description of the federal income tax considerations associated with the policy. It does not purport either to be complete or to cover all situations; this discussion is not intended to be taken as tax advice. Consult a qualified tax advisor for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretation by the IRS. Federal tax laws may change without notice and as a result the taxable consequences to the insured, policy owner, or beneficiary may be altered.

TAX STATUS OF THE POLICY

Section 7702 of the Code includes a definition of a life insurance contract for Federal tax purposes. This definition can be satisfied by complying with either of two tests set forth in section 7702. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations interpreting the manner in which the tests under section 7702 are to be applied, such regulations have not been issued. In addition, section 7702 of the Code was amended by imposing certain modified requirements with respect to the mortality (i.e., cost of insurance) and other expense charges that are to be used in determining compliance of such contracts with section 7702. Guidance as to how these modified requirements are to be applied is extremely limited. If a policy were determined not to be a life insurance contract for purposes of section 7702, such policy would not provide most of the tax advantages normally provided by a life insurance contract. It is unclear, for example, whether increases in policy value occurring after the insured's attaining age 100 would result in taxable income.

The exchange of an existing life insurance policy entered into before October 21, 1988, might cause such a policy to be treated as entered into after October 20, 1988, and in such circumstances, the policy would be subject to modified mortality and other expense charge requirements. Accordingly, the owner of a policy entered into before October 21, 1988, should contact a competent tax advisor before exchanging or making any other change to such a policy to determine whether the exchange or change would cause the policy to be treated as entered into after October 20, 1988.

For a policy that is issued on the basis of a select rate class, while there is some uncertainty due to the limited guidance on the modified section 7702 requirement, we nonetheless believe that such a policy should meet the section 7702 definition of a life insurance contract. For a policy that is issued on a substandard basis (i.e., rate class involving higher than select mortality risk), there is even more uncertainty, in particular as to how the modified requirements are to be applied in determining whether such a policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a policy would satisfy section 7702, particularly if the owner pays the full amount of premiums permitted under the policy. If it is subsequently determined that a policy does not satisfy section 7702, we will take whatever steps are appropriate and necessary to cause such a policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, we reserve the right to modify the policy as necessary to qualify it as a life insurance contract under section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the policy to be treated as a life insurance contract for federal tax purposes. The Separate Account, through the various funds in which it invests, intends to comply with the diversification requirements prescribed in Treasury regulations, which affect how each fund's assets may be invested. We do not have control over the American Variable Insurance Series or its investments. Nonetheless, we believe that the funds will be operated in compliance with the requirements prescribed by the Treasury.

The regulations relating to diversification requirements do not provide guidance concerning the extent to which policy owners may direct their investments to the subaccounts of a Separate Account. When additional guidance is provided, the policy may need to be modified to comply with such guidance. As of the date of this prospectus, the Treasury Department has issued no guidelines on this subject, although it has indicated informally that guidelines could limit the number of underlying funds or the frequency of transfers among those funds. Such guidelines may apply prospectively only, although retroactive effect is possible if the guidelines are considered not to embody a new position. For these reasons, we reserve the right to modify the policy as necessary to prevent the owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Treasury Department has indicated that guidelines may be forthcoming under which a variable life contract will not be treated as a life insurance contract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract. The issuance of such guidelines may require us to impose limitations on a contract owner's right to control the investment. It is not known whether any such guidelines would have a retroactive effect.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

1. IN GENERAL. We believe that the proceeds and cash value increases of a policy should be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Additional insurance, a policy loan, a withdrawal, a lapse with outstanding indebtedness, exchange of a policy, or a surrender may have tax consequences depending upon the circumstances. Federal estate and generation skipping transfer, and state and local estate inheritance, and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each owner or beneficiary. A competent tax advisor should be consulted for further information. Generally, the owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a policy depend on whether the policy is classified as a MEC under section 7702A of the Code.

2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a MEC depending upon the amount of premiums paid in relation to the death benefit provided under such policy. Because of the premium level contemplated under the policies, all policies may become MECs. In addition, if a policy is "materially changed," it may be treated as a MEC depending upon such relationship after such change. The premium limitation and material change rules for determining whether a policy is a

MEC are extremely complex. Moreover, due to the policy's flexibility, classification of a policy as a MEC will depend upon the circumstances of each policy. A prospective owner should contact a competent tax advisor before purchasing a policy to determine the circumstances in which the policy would be a MEC. In addition, an owner should contact a competent tax advisor before paying any additional premium or making any other change to, including an exchange of, a policy to determine whether such premium payment or change would cause the policy to be treated as a MEC.

We will monitor premiums paid into each policy to determine when a premium payment will exceed the 7-pay limitation and cause the policy to become a MEC. In simplified terms, the 7-pay limitation is satisfied only if the accumulated premiums paid under a policy do not at any time during the first seven policy years exceed the sum of the equal annual premiums that would have been paid for a similar policy providing for fully funded benefits at the end of the seven year period. If the owner has given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days. If the owner has not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACTS. Policies classified as MECs are subject to the following tax rules:

(1) all distributions, including withdrawals and distributions upon surrender, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the policy (described below) at such time.

(2) loans taken from, or secured by, such a policy are treated as distributions from such a policy and taxed accordingly.

(3) a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and the owner's beneficiary.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACTS. Distributions from a policy that is not classified as a MEC are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the specified amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the owner in order for the policy to continue complying with the section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in section 7702.

Loans from, or secured by, a policy that is not a MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the owner.

Upon a complete surrender or lapse of a policy that is not a MEC, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax.

Finally, neither distributions (including withdrawals and distributions upon surrender or lapse) nor loans from, or secured by, a policy that is not a MEC are subject to the 10 percent additional income tax.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a policy which is owned by an individual is not deductible. In addition, interest on any loan under a policy owned by a taxpayer and covering the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000. No amount of policy loan interest is, however, deductible if the policy was deemed for federal tax purposes to be a single premium life insurance contract. For interest paid or accrued after October 13, 1996, and policies issued after June 8, 1997, additional rules apply which may reduce or eliminate any interest deduction. You should consult a competent tax advisor concerning the rules and limitations.

6. INVESTMENT IN THE POLICY. Investment in the policy means

(1) the aggregate amount of any premiums or other consideration paid for a policy, minus

(2) the aggregate amount received under the policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus,

(3) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

7. MULTIPLE POLICIES. All MECs that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under section 72(e) of the Code.

8. TAXATION OF ACCELERATED BENEFIT ELECTION RIDER. We believe that any benefits paid under the Accelerated Benefit Election Rider generally will be excludable from the recipient's income.

TAXATION OF THE SEPARATE ACCOUNT

We do not initially expect to incur any income tax upon the earnings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is being made currently to the Separate Account for federal income taxes which may be attributable to the Separate Account. If, however, we determine that we may incur such taxes, we may assess a charge for those taxes from the policy.

VOTING RIGHTS

To the extent required by law, we will vote shares of the funds held in the Separate Account at regular and special shareholder meetings of the funds. Votes will be computed in accordance with instructions received from persons having voting interests in the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which each policy owner has the right to instruct will be determined as one vote for each $100 of policy value in each subaccount. Fractional shares will be allocated for amounts less than $100. The number of votes which the policy owner has the right to instruct will be determined as of the date established by the various series for determining shareholders eligible to vote at the meetings of the funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the funds. We will vote shares of each fund as to which no timely instructions are received in proportion to the voting instructions which are received with respect to all policies participating in that fund. Each person having a voting interest will receive proxy material, reports and other materials relating to the appropriate portfolio.

DISREGARD OF VOTING INSTRUCTIONS. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of any of the series of a fund or to approve or disapprove an investment advisory contract for a fund. In addition, we may disregard voting instructions in favor of changes initiated by a policy owner in the investment policy or the investment advisor of a fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determine that the change would have an adverse effect on our General Account in that the proposed investment policy for any fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semiannual report to policy owners.

STATE REGULATION OF
LINCOLN LIFE AND THE
SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Insurance Department of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance ("Department") on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. Additional protection is provided in the form of a blanket fidelity bond which covers our directors and employees. The bond, which was issued by Fidelity and Deposit Company of Maryland covers up to $25,000,000.

The funds do not issue certificates. Thus, we hold the Separate Account's assets in an open account in lieu of stock certificates.

PREPARING FOR YEAR 2000

Many existing computer programs use only two digits in the date field to identify the year. If left uncorrected these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K" and the "Millenium Bug."

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the program could go undetected for a long time. For our products, if left unchecked it could cause such problems as purchase payment, collection and deposit errors; claim payment difficulties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations both of Lincoln Life and of Delaware Service Company Inc. (Delaware), the provider of the accounting and valuation services for the Separate Account.

However, both companies are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the Separate Account. Delaware is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:

- awareness-raising and inventory of all assets (including third-party agent and vendor relationships;

- assessment and high-level planning and strategy;

- remediation of affected systems and equipment; and

- testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT systems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999 additional testing of the environment will continue. Both companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled Investigating the Impact of the Year 2000 Technology Problem, S. Rpt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms ... are particularly vulnerable to ... the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations."

One important source of uncertainty is the extent to which the key trading partners of Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.

LEGAL PROCEEDINGS

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

Lincoln Life is presently defending three lawsuits in which Plaintiffs seek to represent national classes of policyholders in connection with alleged fraud, breach of contract and other claims relating to the sale of interest-sensitive universal and participating whole life insurance policies. As of the date of this prospectus, the courts have not certified a class in any of the suits. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the preliminary stages of litigation, and it is premature to make assessments about potential loss, if any. Management is defending these suits vigorously. The amount of liability, if any, which may ultimately arise as a result of these suits cannot be reasonably determined at this time.

The principal underwriter, AFD, is not engaged in any material litigation of any nature.

EXPERTS

The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which also appear elsewhere in this document and in the registration statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Legal matters included in this prospectus have been examined by Robert A. Picarello, Esq. as stated in the opinion filed as an exhibit to the registration statement.

Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Commission, under the Securities Act of l933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

OFFICERS AND DIRECTORS OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following persons are Directors and Officers of Lincoln Life. Except as indicated, the address of each is 1300 South Clinton Street, Fort Wayne, IN 46802, and each has been employed by Lincoln Life or its affiliates for more than five years.

NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT*               PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-------------------------------------------------------------------------------------------
NANCY J. ALFORD                Vice President [4/96-present], (Second Vice President
Vice President                 [1/90-4/96]), Lincoln National Life Insurance Co.
-----------------------------
ROLAND C. BAKER                President [1/95-present], First Penn-Pacific Life Insurance
Vice President and Director    Co. Formerly: Chairman and CFO [7/88-1/95], Baker, Ralish,
1801 S. Meyers Roadpel         Shipley & Politzer, Inc.
Oakbrook Terrace, Ill. 60181
-----------------------------
JON A. BOSCIA                  President, Chief Executive Officer and Director, Lincoln
Director                       National Corp. [1/98-present] (Formerly: President and Chief
200 East Berry Street          Executive Officer [10/96-1/98]; Chief Operating Officer
Fort Wayne, IN 46802           [5/94-10/96]), Lincoln National Life Insurance Co.,
                               President [7/91-5/94] Lincoln Investment Management Inc.
-----------------------------
JOHN GOTTA                     Senior Vice President and General Manager (formerly Vice
Senior Vice President          President) [1/98-present], Lincoln National Life Insurance
350 Church Street              Co. Formerly: Senior Vice President, CIGNA [3/96-12/97];
Hartford, CT 06103             Vice President, Connecticut Mutual Life Insurance Company
                               [8/94-3/96]; Vice President, CIGNA [3/93-8/94]
-----------------------------
J. MICHAEL HEMP                President [11/96-Present], Lincoln Financial Advisors Corp.;
Senior Vice President          Senior Vice President (formerly Vice President)
350 Church Street              [10/95-Present], Lincoln National Life Insurance Co.
Hartford, CT 06103             Formerly: Regional Chief Executive Officer [11/79-10/95],
                               Lincoln Dallas RMO.
-----------------------------
STEPHEN H. LEWIS               Senior Vice President, [5/94-present], Lincoln National Life
Senior Vice President          Insurance Co. Formerly: President [2/85-5/94], First
                               Penn-Pacific Life Insurance Co.
-----------------------------
H. THOMAS MCMEEKIN             President [5/94-present], Lincoln Investment Management,
Director                       Inc. (formerly Executive Vice President [2/92-11/92], Senior
200 East Berry Street Fort     Vice President [11/87-2/92]); Executive Vice President
Wayne, Ind. 46802              [5/94-Present], (formerly Senior Vice President
                               [11/92-5/94]) Lincoln National Corporation
-----------------------------
ARTHUR S. ROSS                 Vice President [8/91-present], Lincoln National Life
Vice President                 Insurance Co.
-----------------------------
LAWRENCE T. ROWLAND            Executive Vice President [10/96-present] (formerly Senior
Executive Vice President and   Vice President [1/93-10/96]), Lincoln National Life
Director                       Insurance Co.
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
-----------------------------

KEITH J. RYAN                  Vice President and Controller [4/99-present] Formerly:
Vice President and Controller  Senior Vice President [2/98-4/99]; Vice President, Chief
                               Financial Officer and Assistant Treasurer [1/96-present];
                               Controller [6/95-12/95], Business Controls Director
                               [11/90-6/95], Lincoln National Life Insurance Co.
-----------------------------
GABRIEL L. SHAHEEN             President and Chief Executive Officer
President, Chief Executive     [1/98-present]Formerly: Chairman and Managing Director,
Officer and Director           Lincoln National (UK) PLC [12/96-1/98]; President, Lincoln
                               National Reassurance Company [7/95-12/96]; Senior Vice
                               President, Lincoln National Life Reinsurance Company
                               [1/93-7/95].
-----------------------------
TODD R. STEPHENSON             Senior Vice President, Chief Financial Officer and Assistant
Senior Vice President, Chief   Treasurer [4/99-present] Formerly: Vice President and
Financial Officer and          Assistant Secretary [1/98-4/99], Senior Vice President,
Assistant Treasurer            Lincoln Financial Advisors Corporation [1/98-4/99], Senior
                               Vice President, Treasurer and Chief Financial Officer,
                               American States Insurance Company [2/95-12/97], and Vice
                               President - Corp. Acct., American States Insurance Company
                               [5/92-2/95].
-----------------------------
RICHARD C. VAUGHAN             Executive Vice President and Chief Financial Officer
Director                       [1/95-present] (formerly Senior Vice President [6/92-1/95]),
200 East Berry Street          Lincoln National Corp.
Fort Wayne, Ind. 46802
-----------------------------
MICHAEL R. WALKER              Vice President [1/96-present], Lincoln National Life
Vice President                 Insurance Co. Formerly: Vice President [3/96-1/96],
                               Employers Health Insurance Co.
-----------------------------
ROY V. WASHINGTON              Vice President [7/96-present], Lincoln National Life
Vice President                 Insurance Co. (formerly, Associate Counsel [2/95-7/96]).
                               Formerly: Director of Compliance [8/94-2/95], Lincoln
                               Investment Management, Inc.; Compliance Consultant
                               [8/89-8/94], Lincoln National Corp.
-----------------------------
MICHAEL L. WRIGHT              Senior Vice President [3/95-present], Lincoln National Life
Senior Vice President          Insurance Co. Formerly: Executive Vice President and Chief
                               Operating Officer [11/88-3/95], The Associate Group.

APPENDIX A

Illustrations of policy values
The following tables have been prepared to help show how values under the policy change with investment performance. The tables show death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year. The illustrations assume that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification was used or if the gross annual returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current cost of insurance charges are deducted. Although the contract allows for maximum cost of insurance charges specified in the 1980 Commissioners Standard Ordinary Mortality Table, Lincoln Life expects that it will continue to charge the current cost of insurance charges for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum cost of insurance charges were deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current cost of insurance charges.

In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations are then reduced by the asset management charge (current average .52%), the mortality and expense risk charge (.60% current, .90% guaranteed maximum), 12b-1 fees (.25%), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average .02%) so that the actual numbers in the illustrations are net of these charges and expenses. Thus, a 12% gross annual return yields a net annual return of 10.61% using current charges, and 10.31% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.61% and -1.39% respectively using current charges, and 4.31% and -1.69% respectively using guaranteed charges.

All illustrated policy values and net cash surrender values reflect all fees and charges made under the policies, including the monthly administrative charge, the policy value charge, and the cost of insurance charges.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 45, Select Tobacco
$32,890 specified amount
$10,000 initial premium using current charges

                       DEATH BENEFIT                     POLICY VALUE                      NET CASH SURRENDER VALUE
                       -------------------------------   -------------------------------   -------------------------------
         PREMIUMS      ASSUMING                          ASSUMING                          ASSUMING
END      ACCUMULATED   HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF       AT 5%         ANNUAL RETURN OF                  ANNUAL RETURN OF                  ANNUAL RETURN OF
POLICY   INTEREST      -------------------------------   -------------------------------   -------------------------------
YEAR     PER YEAR      0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
--------------------------------------------------------------------------------------------------------------------------
    1    $   10,500    $32,890    $32,890    $  32,890   $ 9,569    $10,145    $  10,720   $ 8,919    $ 9,495    $  10,070
    2        11,025     32,890     32,890       32,890     9,154     10,293       11,497     8,504      9,643       10,847
    3        11,576     32,890     32,890       32,890     8,755     10,444       12,334     8,155      9,844       11,734
    4        12,155     32,890     32,890       32,890     8,370     10,598       13,237     7,770      9,998       12,637
    5        12,763     32,890     32,890       32,890     8,000     10,756       14,211     7,450     10,206       13,661
------
    6        13,401     32,890     32,890       32,890     7,643     10,916       15,261     7,093     10,366       14,711
    7        14,071     32,890     32,890       32,890     7,300     11,080       16,399     6,800     10,580       15,899
    8        14,775     32,890     32,890       32,890     6,969     11,248       17,634     6,469     10,748       17,134
    9        15,513     32,890     32,890       32,890     6,651     11,418       18,980     6,201     10,968       18,530
   10        16,289     32,890     32,890       32,890     6,345     11,593       20,450     5,895     11,143       20,000
------
   15        20,789     32,890     32,890       42,352     5,238     13,170       31,606     5,238     13,170       31,606
   20        26,533     32,890     32,890       60,013     4,276     15,007       49,191     4,276     15,007       49,191
   25        33,864     32,890     32,890       89,248     3,439     17,145       76,938     3,439     17,145       76,938
   30        43,219     32,890     32,890      129,349     2,711     19,634      120,887     2,711     19,634      120,887
   40        70,400     32,890     32,890      317,074     1,528     25,904      301,975     1,528     25,904      301,975
------
   50       114,674     32,890     35,493      743,267       632     35,142      735,908       632     35,142      735,908
   60       186,792     32,890     53,820    1,968,503       252     53,820    1,968,503       252     53,820    1,968,503
   70       304,264     32,890     83,901    5,318,535       219     83,901    5,318,534       219     83,901    5,318,534

The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .52% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charges, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 45, Select Tobacco
$32,890 specified amount
$10,000 initial premium using guaranteed charges

                                                           POLICY VALUE                       NET CASH SURRENDER VALUE
                       DEATH BENEFIT                       --------------------------------   -------------------------------
                       ---------------------------------   ASSUMING                           ASSUMING
           PREMIUMS    ASSUMING                            HYPOTHETICAL GROSS                 HYPOTHETICAL GROSS
  END      ACCUMULATED HYPOTHETICAL GROSS                  ANNUAL RETURN OF                   ANNUAL RETURN OF
  OF       AT 5%       ANNUAL RETURN OF                    --------------------------------   -------------------------------
  POLICY   INTEREST    ---------------------------------   0%                                 0%        6%
  YEAR     PER YEAR    0% GROSS   6% GROSS   12% GROSS     GROSS     6% GROSS   12% GROSS     GROSS     GROSS     12% GROSS
  ---------------------------------------------------------------------------------------------------------------------------
      1    $ 10,500    $32,890    $32,890    $    32,890   $9,507    $10,085    $    10,663   $8,857    $9,435    $    10,013
      2      11,025     32,890     32,890         32,890    9,011     10,160         11,376    8,361     9,510         10,726
      3      11,576     32,890     32,890         32,890    8,512     10,223         12,144    7,912     9,623         11,544
      4      12,155     32,890     32,890         32,890    8,006     10,273         12,971    7,406     9,673         12,371
      5      12,763     32,890     32,890         32,890    7,492     10,307         13,864    6,942     9,757         13,314
  ------
      6      13,401     32,890     32,890         32,890    6,967     10,325         14,828    6,417     9,775         14,278
      7      14,071     32,890     32,890         32,890    6,429     10,321         15,870    5,929     9,821         15,370
      8      14,775     32,890     32,890         32,890    5,872     10,293         16,999    5,372     9,793         16,499
      9      15,513     32,890     32,890         32,890    5,292     10,237         18,222    4,842     9,787         17,772
     10      16,289     32,890     32,890         32,890    4,686     10,148         19,552    4,236     9,698         19,102
  ------
     15      20,789     32,890     32,890         39,794    1,267      9,639         29,697    1,267     9,639         29,697
     20      26,533          0     32,890         55,520        0      7,540         45,508        0     7,540         45,508
     25      33,864          0     32,890         81,245        0      1,984         70,039        0     1,984         70,039
     30      43,219          0          0        116,002        0          0        108,413        0         0        108,413
     40      70,400          0          0        275,974        0          0        262,832        0         0        262,832
  ------
     50     114,674          0          0        627,851        0          0        621,635        0         0        621,635
     60     186,792          0          0      1,613,811        0          0      1,613,811        0         0      1,613,811
     70     304,264          0          0      4,231,684        0          0      4,231,684        0         0      4,231,684

The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .52% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 45, Select Non-Tobacco
$42,170 specified amount
$10,000 initial premium using current charges

                     DEATH BENEFIT                        POLICY VALUE                         NET CASH SURRENDER VALUE
         PREMIUMS    ----------------------------------   ----------------------------------   ----------------------------------
         ACCUMULATED ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
END OF   AT 5%       GROSS ANNUAL RETURN OF               GROSS ANNUAL RETURN OF               GROSS ANNUAL RETURN OF
POLICY   INTEREST    ----------------------------------   ----------------------------------   ----------------------------------
YEAR     PER YEAR    0% GROSS   6% GROSS    12% GROSS     0% GROSS   6% GROSS    12% GROSS     0% GROSS   6% GROSS    12% GROSS
---------------------------------------------------------------------------------------------------------------------------------
    1    $ 10,500    $42,170    $  42,170   $    42,170   $ 9,627    $  10,206   $    10,785   $ 8,977    $   9,556   $    10,135
    2      11,025     42,170       42,170        42,170     9,265       10,418        11,637     8,615        9,768        10,987
    3      11,576     42,170       42,170        42,170     8,915       10,636        12,560     8,315       10,036        11,960
    4      12,155     42,170       42,170        42,170     8,576       10,859        13,562     7,976       10,259        12,962
    5      12,763     42,170       42,170        42,170     8,248       11,089        14,649     7,698       10,539        14,099
------
    6      13,401     42,170       42,170        42,170     7,930       11,324        15,829     7,380       10,774        15,279
    7      14,071     42,170       42,170        42,170     7,622       11,566        17,108     7,122       11,066        16,608
    8      14,775     42,170       42,170        42,170     7,323       11,814        18,495     6,823       11,314        17,995
    9      15,513     42,170       42,170        42,170     7,034       12,069        20,001     6,584       11,619        19,551
   10      16,289     42,170       42,170        42,170     6,754       12,331        21,634     6,304       11,881        21,184
------
   15      20,789     42,170       42,170        45,437     5,770       14,463        33,908     5,770       14,463        33,908
   20      26,533     42,170       42,170        65,526     4,887       17,019        53,710     4,887       17,019        53,710
   25      33,864     42,170       42,170        98,995     4,096       20,087        85,340     4,096       20,087        85,340
   30      43,219     42,170       42,170       145,172     3,387       23,766       135,675     3,387       23,766       135,675
   40      70,400     42,170       42,170       360,732     2,182       33,475       343,554     2,182       33,475       343,554
------
   50     114,674     42,170       48,163       869,792     1,215       47,687       861,180     1,215       47,687       861,180
   60     186,792     42,170       73,494     2,303,596       751       73,494     2,303,596       751       73,494     2,303,596
   70     304,264     42,170      114,572     6,223,895       653      114,572     6,223,895       653      114,572     6,223,895

The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .52% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 45, Select Non-Tobacco
$42,170 specified amount
$10,000 initial premium using guaranteed charges

                     DEATH BENEFIT                       POLICY VALUE                        NET CASH SURRENDER VALUE
         PREMIUMS    ---------------------------------   ---------------------------------   ---------------------------------
         ACCUMULATED ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL
END OF   AT 5%       GROSS ANNUAL RETURN OF              GROSS ANNUAL RETURN OF              GROSS ANNUAL RETURN OF
POLICY   INTEREST    ---------------------------------   ---------------------------------   ---------------------------------
YEAR     PER YEAR    0% GROSS   6% GROSS   12% GROSS     0% GROSS   6% GROSS   12% GROSS     0% GROSS   6% GROSS   12% GROSS
------------------------------------------------------------------------------------------------------------------------------
    1    $ 10,500    $42,170    $42,170    $    42,170   $ 9,546    $10,124    $    10,703   $ 8,896    $ 9,474    $    10,053
    2      11,025     42,170     42,170         42,170     9,094     10,244         11,461     8,444      9,594         10,811
    3      11,576     42,170     42,170         42,170     8,644     10,358         12,280     8,044      9,758         11,680
    4      12,155     42,170     42,170         42,170     8,194     10,465         13,165     7,594      9,865         12,565
    5      12,763     42,170     42,170         42,170     7,743     10,564         14,120     7,193     10,014         13,570
------
    6      13,401     42,170     42,170         42,170     7,288     10,653         15,153     6,738     10,103         14,603
    7      14,071     42,170     42,170         42,170     6,828     10,731         16,270     6,328     10,231         15,770
    8      14,775     42,170     42,170         42,170     6,360     10,794         17,477     5,860     10,294         16,977
    9      15,513     42,170     42,170         42,170     5,880     10,837         18,783     5,430     10,389         18,333
   10      16,289     42,170     42,170         42,170     5,386     10,865         20,198     4,936     10,415         19,748
------
   15      20,789     42,170     42,170         42,170     2,788     11,185         30,919     2,788     11,185         30,919
   20      26,533          0     42,170         58,752         0     10,470         48,158         0     10,470         48,158
   25      33,864          0     42,170         87,389         0      7,460         75,336         0      7,460         75,336
   30      43,219          0          0        126,250         0          0        117,991         0          0        117,991
   40      70,400          0          0        304,222         0          0        289,735         0          0        289,735
------
   50     114,674          0          0        696,168         0          0        689,275         0          0        689,275
   60     186,792          0          0      1,789,409         0          0      1,789,409         0          0      1,789,409
   70     304,264          0          0      4,692,132         0          0      4,692,132         0          0      4,692,132

The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns average 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .52% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Female issue age 55, Select Tobacco
$72,400 specified amount
$25,000 initial premium using current charges

                     DEATH BENEFIT                        POLICY VALUE                         NET CASH SURRENDER VALUE
                     ----------------------------------   ----------------------------------   ----------------------------------
         PREMIUMS    ASSUMING                             ASSUMING                             ASSUMING
END      ACCUMULATED HYPOTHETICAL GROSS                   HYPOTHETICAL GROSS                   HYPOTHETICAL GROSS
OF       AT 5%       ANNUAL RETURN OF                     ANNUAL RETURN OF                     ANNUAL RETURN OF
POLICY   INTEREST    ----------------------------------   ----------------------------------   ----------------------------------
YEAR     PER YEAR    0% GROSS   6% GROSS    12% GROSS     0% GROSS   6% GROSS    12% GROSS     0% GROSS   6% GROSS    12% GROSS
---------------------------------------------------------------------------------------------------------------------------------
    1    $ 26,250    $72,400    $  72,400   $    72,400   $24,011    $  25,454   $    26,894   $22,386    $  23,829   $    25,269
    2      27,563     72,400       72,400        72,400    23,059       25,917        28,937    21,434       24,292        27,312
    3      28,941     72,400       72,400        72,400    22,142       26,390        31,140    20,642       24,890        29,640
    4      30,388     72,400       72,400        72,400    21,259       26,872        33,515    19,759       25,372        32,015
    5      31,907     72,400       72,400        72,400    20,409       27,364        36,076    19,034       25,989        34,701
------
    6      33,502     72,400       72,400        72,400    19,591       27,867        38,844    18,216       26,492        37,469
    7      35,178     72,400       72,400        72,400    18,803       28,380        41,862    17,553       27,130        40,612
    8      36,936     72,400       72,400        72,400    18,044       28,903        45,165    16,794       27,653        43,915
    9      38,783     72,400       72,400        72,400    17,314       29,437        48,785    16,189       28,312        47,660
   10      40,722     72,400       72,400        72,400    16,611       29,982        52,805    15,486       28,858        51,680
------
   15      51,973     72,400       72,400        97,396    14,168       34,578        83,962    14,168       34,578        83,962
   20      66,332     72,400       72,400       143,524    12,043       39,928       134,135    12,043       39,928       134,135
   25      84,659     72,400       72,400       225,971    10,194       46,156       215,211    10,194       46,156       215,211
   30     108,049     72,400       72,400       359,293     8,587       53,545       342,184     8,587       53,545       342,184
   40     176,000     72,400       74,025       854,361     5,972       73,292       845,902     5,972       73,292       845,902
------
   50     286,685     72,400      113,119     2,262,730     4,585      113,119     2,262,730     4,585      113,119     2,262,730
   60     466,980     72,400      176,344     6,113,483     3,990      176,344     6,113,483     3,990      176,344     6,113,483

The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .52% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Female issue age 55, Select Tobacco
$72,400 specified amount
$25,000 initial premium using guaranteed charges

                     DEATH BENEFIT                        POLICY VALUE                         NET CASH SURRENDER VALUE
                     ----------------------------------   ----------------------------------   ----------------------------------
         PREMIUMS    ASSUMING                             ASSUMING                             ASSUMING
END      ACCUMULATED HYPOTHETICAL GROSS                   HYPOTHETICAL GROSS                   HYPOTHETICAL GROSS
OF       AT 5%       ANNUAL RETURN OF                     ANNUAL RETURN OF                     ANNUAL RETURN OF
POLICY   INTEREST    ----------------------------------   ----------------------------------   ----------------------------------
YEAR     PER YEAR    0% GROSS   6% GROSS    12% GROSS     0% GROSS   6% GROSS    12% GROSS     0% GROSS   6% GROSS    12% GROSS
---------------------------------------------------------------------------------------------------------------------------------
    1    $ 26,250    $72,400    $  72,400   $    72,400   $23,770    $  25,218   $    26,666   $22,145    $  23,593   $    25,041
    2      27,563     72,400       72,400        72,400    22,533       25,414        28,465    20,908       23,789        26,840
    3      28,941     72,400       72,400        72,400    21,288       25,588        30,417    19,788       24,088        28,917
    4      30,388     72,400       72,400        72,400    20,035       25,742        32,538    18,535       24,242        31,038
    5      31,907     72,400       72,400        72,400    18,771       25,872        34,847    17,396       24,497        33,472
------
    6      33,502     72,400       72,400        72,400    17,488       25,973        37,361    16,113       24,598        35,987
    7      35,178     72,400       72,400        72,400    16,174       26,033        40,100    14,924       24,783        38,850
    8      36,936     72,400       72,400        72,400    14,811       26,039        43,082    13,561       24,789        41,832
    9      38,783     72,400       72,400        72,400    13,382       25,975        46,333    12,257       24,850        45,208
   10      40,722     72,400       72,400        72,400    11,874       25,830        49,887    10,749       24,705        48,762
------
   15      51,973     72,400       72,400        90,339     3,271       25,109        77,879     3,271       25,109        77,879
   20      66,332          0       72,400       131,148         0       20,527       122,569         0       20,527       122,569
   25      84,659          0       72,400       203,420         0        5,182       193,733         0        5,182       193,733
   30     108,049          0            0       318,633         0            0       303,460         0            0       303,460
   40     176,000          0            0       735,341         0            0       728,060         0            0       728,060
------
   50     286,685          0            0     1,890,099         0            0     1,890,099         0            0     1,890,099
   60     466,980          0            0     4,956,156         0            0     4,956,156         0            0     4,956,156

The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges asset management = .52% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Female issue age 55, Select Non-Tobacco
$81,375 specified amount
$25,000 initial premium using current charges

                     DEATH BENEFIT                        POLICY VALUE                         NET CASH SURRENDER VALUE
                     ----------------------------------   ----------------------------------   ----------------------------------
         PREMIUMS    ASSUMING                             ASSUMING                             ASSUMING
END      ACCUMULATED HYPOTHETICAL GROSS                   HYPOTHETICAL GROSS                   HYPOTHETICAL GROSS
OF       AT 5%       ANNUAL RETURN OF                     ANNUAL RETURN OF                     ANNUAL RETURN OF
POLICY   INTEREST    ----------------------------------   ----------------------------------   ----------------------------------
YEAR     PER YEAR    0% GROSS   6% GROSS    12% GROSS     0% GROSS   6% GROSS    12% GROSS     0% GROSS   6% GROSS    12% GROSS
---------------------------------------------------------------------------------------------------------------------------------
    1    $ 26,250    $81,375    $  81,375   $    81,375   $24,156    $  25,607   $    27,057   $22,531    $  23,982   $    25,432
    2      27,563     81,375       81,375        81,375    23,338       26,231        29,288    21,713       24,606        27,663
    3      28,941     81,375       81,375        81,375    22,546       26,872        31,708    21,046       25,372        30,208
    4      30,388     81,375       81,375        81,375    21,779       27,529        34,334    20,279       26,029        32,834
    5      31,907     81,375       81,375        81,375    21,036       28,204        37,182    19,661       26,829        35,807
------
    6      33,502     81,375       81,375        81,375    20,316       28,897        40,271    18,941       27,522        38,896
    7      35,178     81,375       81,375        81,375    19,619       29,609        43,623    18,369       28,359        42,373
    8      36,936     81,375       81,375        81,375    18,944       30,340        47,258    17,694       29,090        46,008
    9      38,783     81,375       81,375        81,375    18,290       31,090        51,217    17,165       29,965        50,092
   10      40,722     81,375       81,375        81,375    17,656       31,860        55,559    16,531       30,735        54,434
------
   15      51,973     81,375       81,375       102,868    15,541       37,890        88,679    15,541       37,890        88,679
   20      66,332     81,375       81,375       152,214    13,645       45,122       142,256    13,645       45,122       142,256
   25      84,659     81,375       81,375       240,239    11,946       53,924       228,800    11,946       53,924       228,800
   30     108,049     81,375       81,375       382,997    10,423       64,686       364,759    10,423       64,686       364,759
   40     176,000     81,375       94,533       924,126     7,834       93,597       914,977     7,834       93,597       914,977
------
   50     286,685     81,375      144,459     2,447,499     6,286      144,459     2,447,499     6,286      144,459     2,447,499
   60     466,980     81,375      225,200     6,612,695     5,470      225,200     6,612,694     5,470      225,200     6,612,694

The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .52% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Female issue age 55, Select Non-Tobacco
$81,375 specified amount
$25,000 initial premium using guaranteed charges

                     DEATH BENEFIT                       POLICY VALUE                        NET CASH SURRENDER VALUE
                     ---------------------------------   ---------------------------------   ---------------------------------
         PREMIUMS    ASSUMING                            ASSUMING                            ASSUMING
END      ACCUMULATED HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS
OF       AT 5%       ANNUAL RETURN OF                    ANNUAL RETURN OF                    ANNUAL RETURN OF
POLICY   INTEREST    ---------------------------------   ---------------------------------   ---------------------------------
YEAR     PER YEAR    0% GROSS   6% GROSS   12% GROSS     0% GROSS   6% GROSS   12% GROSS     0% GROSS   6% GROSS   12% GROSS
------------------------------------------------------------------------------------------------------------------------------
    1    $ 26,250    $81,375    $81,375    $    81,375   $23,873    $25,321    $    26,770   $22,248    $23,696    $    25,145
    2      27,563     81,375     81,375         81,375    22,744     25,628         28,682    21,119     24,003         27,057
    3      28,941     81,375     81,375         81,375    21,614     25,920         30,752    20,114     24,420         29,252
    4      30,388     81,375     81,375         81,375    20,482     26,198         32,998    18,982     24,698         31,498
    5      31,907     81,375     81,375         81,375    19,342     26,458         35,435    17,967     25,083         34,060
------
    6      33,502     81,375     81,375         81,375    18,189     26,695         38,080    16,814     25,320         36,705
    7      35,178     81,375     81,375         81,375    17,012     26,899         40,952    15,762     25,649         39,702
    8      36,936     81,375     81,375         81,375    15,799     27,061         44,069    14,549     25,811         42,819
    9      38,783     81,375     81,375         81,375    14,534     27,167         47,453    13,409     26,042         46,328
   10      40,722     81,375     81,375         81,375    13,206     27,207         51,151    12,081     26,082         50,026
------
   15      51,973     81,375     81,375         92,775     5,826     27,724         79,979     5,826     27,724         79,979
   20      66,332          0     81,375        135,241         0     25,004        126,393         0     25,004        126,393
   25      84,659          0     81,375        210,281         0     13,199        200,268         0     13,199        200,268
   30     108,049          0          0        330,258         0          0        314,531         0          0        314,531
   40     176,000          0          0        764,332         0          0        756,764         0          0        756,764
------
   50     286,685          0          0      1,964,616         0          0      1,964,616         0          0      1,964,616
   60     466,980          0          0      5,151,555         0          0      5,151,555         0          0      5,151,555

The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .52% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charges, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 65, Select Tobacco
$85,100 specified amount
$50,000 initial premium using current charges

                     DEATH BENEFIT                        POLICY VALUE                         NET CASH SURRENDER VALUE
                     ----------------------------------   ----------------------------------   ----------------------------------
         PREMIUMS    ASSUMING                             ASSUMING                             ASSUMING
END      ACCUMULATED HYPOTHETICAL GROSS                   HYPOTHETICAL GROSS                   HYPOTHETICAL GROSS
OF       AT 5%       ANNUAL RETURN OF                     ANNUAL RETURN OF                     ANNUAL RETURN OF
POLICY   INTEREST    ----------------------------------   ----------------------------------   ----------------------------------
YEAR     PER YEAR    0% GROSS   6% GROSS    12% GROSS     0% GROSS   6% GROSS    12% GROSS     0% GROSS   6% GROSS    12% GROSS
---------------------------------------------------------------------------------------------------------------------------------
    1    $ 52,500    $85,100    $  85,100   $    85,100   $48,085    $  51,029   $    53,914   $44,835    $  47,779   $    50,664
    2      55,125     85,100       85,100        85,100    46,237       52,080        58,135    42,987       48,830        54,885
    3      57,881     85,100       85,100        85,100    44,458       53,152        62,685    41,458       50,152        59,685
    4      60,775     85,100       85,100        85,100    42,745       54,246        67,592    39,745       51,246        64,593
    5      63,814     85,100       85,100        85,100    41,095       55,362        72,964    38,345       52,612        70,214
------
    6      67,005     85,100       85,100        90,799    39,507       56,502        78,955    36,757       53,752        76,205
    7      70,355     85,100       85,100        96,607    37,978       57,665        85,493    35,478       55,165        82,993
    8      73,873     85,100       85,100       102,821    36,506       58,852        92,631    34,006       56,352        90,131
    9      77,566     85,100       85,100       109,487    35,089       60,063       100,447    32,839       57,813        98,197
   10      81,445     85,100       85,100       116,665    33,724       61,300       109,033    31,474       59,050       106,783
------
   15     103,946     85,100       85,100       181,889    29,053       71,360       173,228    29,053       71,360       173,228
   20     132,665     85,100       87,678       285,980    24,989       83,503       272,362    24,989       83,503       272,362
   25     169,318     85,100      103,294       443,543    21,455       98,375       422,422    21,455       98,375       422,422
   30     216,097     85,100      118,589       670,379    18,381      117,415       663,741    18,381      117,415       663,741
   40     351,999     85,100      181,219     1,775,462    14,653      181,219     1,775,462    14,653      181,219     1,775,462
------
   50     573,370     85,100      282,505     4,796,974    12,752      282,505     4,796,974    12,752      282,505     4,796,974

The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year of sustained over any period of time. All values are net of the following charges: asset management = .52% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 65, Select Tobacco
$85,100 specified amount
$50,000 initial premium using guaranteed charges

                     DEATH BENEFIT                       POLICY VALUE                        NET CASH SURRENDER VALUE
                     ---------------------------------   ---------------------------------   ---------------------------------
         PREMIUMS    ASSUMING                            ASSUMING                            ASSUMING
END      ACCUMULATED HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS
OF       AT 5%       ANNUAL RETURN OF                    ANNUAL RETURN OF                    ANNUAL RETURN OF
POLICY   INTEREST    ---------------------------------   ---------------------------------   ---------------------------------
YEAR     PER YEAR    0% GROSS   6% GROSS   12% GROSS     0% GROSS   6% GROSS   12% GROSS     0% GROSS   6% GROSS   12% GROSS
------------------------------------------------------------------------------------------------------------------------------
    1    $ 52,500    $85,100    $85,100    $    85,100   $47,166    $50,144    $    53,069   $43,916    $46,894    $    49,819
    2      55,125     85,100     85,100         85,100    44,168     50,177         56,429    40,918     46,927         53,179
    3      57,881     85,100     85,100         85,100    40,985     50,086         60,138    37,985     47,086         57,138
    4      60,775     85,100     85,100         85,100    37,583     49,820         64,270    34,583     46,820         61,270
    5      63,814     85,100     85,100         85,100    33,917     49,359         68,909    31,167     46,609         66,159
------
    6      67,005     85,100     85,100         85,290    29,929     48,694         74,165    27,179     45,944         71,415
    7      70,355     85,100     85,100         90,460    25,543     47,781         80,053    23,043     45,281         77,553
    8      73,873     85,100     85,100         95,991    20,660     46,559         86,478    18,160     44,059         83,978
    9      77,566     85,100     85,100        101,909    15,164     44,959         93,494    12,914     42,709         91,244
   10      81,445     85,100     85,100        108,266     8,912     42,893        100,183     6,662     40,643         98,933
------
   15     103,946          0     85,100        166,288         0     23,679        158,369         0     23,679        158,369
   20     132,665          0          0        257,568         0          0        245,303         0          0        245,303
   25     169,318          0          0        393,544         0          0        374,804         0          0        374,804
   30     216,097          0          0        585,977         0          0        580,175         0          0        580,175
   40     351,999          0          0      1,506,178         0          0      1,506,178         0          0      1,506,178
------
   50     573,370          0          0      3,949,452         0          0      3,949,452         0          0      3,949,452

The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .52% (current average); 12b-1 fees= .25%; mortality and expense risk = .90%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 65, Select Non-Tobacco
$96,100 specified amount
$50,000 initial premium using current charges

                     DEATH BENEFIT                        POLICY VALUE                         NET CASH SURRENDER VALUE
                     ----------------------------------   ----------------------------------   ----------------------------------
         PREMIUMS    ASSUMING                             ASSUMING                             ASSUMING
END      ACCUMULATED HYPOTHETICAL GROSS                   HYPOTHETICAL GROSS                   HYPOTHETICAL GROSS
OF       AT 5%       ANNUAL RETURN OF                     ANNUAL RETURN OF                     ANNUAL RETURN OF
POLICY   INTEREST    ----------------------------------   ----------------------------------   ----------------------------------
YEAR     PER YEAR    0% GROSS   6% GROSS    12% GROSS     0% GROSS   6% GROSS    12% GROSS     0% GROSS   6% GROSS    12% GROSS
---------------------------------------------------------------------------------------------------------------------------------
    1    $ 52,500    $96,100    $  96,100   $    96,100   $48,376    $  51,337   $    54,239   $45,126    $  48,087   $    50,989
    2      55,125     96,100       96,100        96,100    46,797       52,709        58,838    43,547       49,459        55,588
    3      57,881     96,100       96,100        96,100    45,268       54,119        63,826    42,268       51,119        60,826
    4      60,775     96,100       96,100        96,100    43,788       55,566        69,237    40,788       52,566        66,237
    5      63,814     96,100       96,100        96,100    42,353       57,051        75,107    39,603       54,301        72,357
------
    6      67,005     96,100       96,100        96,100    40,964       58,577        81,475    38,214       55,827        78,725
    7      70,355     96,100       96,100        99,921    39,619       60,143        88,426    37,119       57,643        85,926
    8      73,873     96,100       96,100       106,602    38,315       61,751        96,038    35,815       59,251        93,538
    9      77,566     96,100       96,100       113,744    37,053       63,402       104,353    34,803       61,152       102,103
   10      81,445     96,100       96,100       121,400    35,830       65,097       113,458    33,580       62,847       111,208
------
   15     103,946     96,100       96,100       190,477    31,830       78,090       181,406    31,830       78,090       181,406
   20     132,665     96,100       98,360       301,661    28,245       93,677       287,296    28,245       93,677       287,296
   25     169,318     96,100      117,993       476,397    25,032      112,374       453,712    25,032      112,374       453,712
   30     216,097     96,100      136,842       727,360    22,152      135,487       720,158    22,152      135,487       720,158
   40     351,999     96,100      209,112     1,926,374    18,257      209,112     1,926,374    18,257      209,112     1,926,374
------
   50     573,370     96,100      325,989     5,204,710    15,888      325,989     5,204,710    15,888      325,989     5,204,710

The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .52% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 65, Select Non-Tobacco
$96,100 specified amount
$50,000 initial premium using guaranteed charges

                     DEATH BENEFIT                       POLICY VALUE                        NET CASH SURRENDER VALUE
                     ---------------------------------   ---------------------------------   ---------------------------------
         PREMIUMS    ASSUMING                            ASSUMING                            ASSUMING
END      ACCUMULATED HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS
OF       AT 5%       ANNUAL RETURN OF                    ANNUAL RETURN OF                    ANNUAL RETURN OF
POLICY   INTEREST    ---------------------------------   ---------------------------------   ---------------------------------
YEAR     PER YEAR    0% GROSS   6% GROSS   12% GROSS     0% GROSS   6% GROSS   12% GROSS     0% GROSS   6% GROSS   12% GROSS
------------------------------------------------------------------------------------------------------------------------------
    1    $ 52,500    $96,100    $96,100    $    96,100   $47,488    $50,455    $    53,368   $44,238    $47,205    $    50,118
    2      55,125     96,100     96,100         96,100    44,870     50,823         57,012    41,620     47,573         53,762
    3      57,881     56,100     96,100         96,100    42,131     51,094         60,976    39,131     48,094         57,976
    4      60,775     96,100     96,100         96,100    39,245     51,254         65,312    36,245     48,254         62,312
    5      63,814     96,100     96,100         96,100    36,177     51,282         70,080    33,427     48,532         67,330
------
    6      67,005     96,100     96,100         96,100    32,884     51,152         75,355    30,134     48,402         72,605
    7      70,355     96,100     96,100         96,100    29,309     50,829         81,233    26,809     48,329         78,733
    8      73,873     96,100     96,100         97,494    25,379     50,267         87,833    22,879     47,767         85,333
    9      77,566     96,100     96,100        103,714    21,004     49,373         95,150    18,754     47,123         92,900
   10      81,445     96,100     96,100        110,363    16,092     48,103        103,143    13,842     45,853        100,893
------
   15     103,946          0     96,100        170,589         0     36,413        162,466         0     36,413        162,466
   20     132,665          0          0        265,940         0          0        253,276         0          0        253,276
   25     169,318          0          0        408,245         0          0        388,805         0          0        388,805
   30     216,097          0          0        608,565         0          0        602,540         0          0        602,540
   40     351,999          0          0      1,564,238         0          0      1,564,238         0          0      1,564,238
------
   50     573,370          0          0      4,101,695         0          0      4,101,695         0          0      4,101,695

The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .52% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENT OF ASSETS AND LIABILITY
DECEMBER 31, 1998

                                                          LEGACY
                                COMBINED     LEGACY LIFE  ESTATE BUILDER
-------------------------------------------------------------------------
ASSETS:
  Investments at Market -
  Unaffiliated (cost
  $73,575,950)                  $85,534,016  $84,884,070      $649,946
Liability - Payable to The
    Lincoln National Life
    Insurance Company                 2,746        2,736            10
------------------------------  -----------  -----------  ---------------
NET ASSETS                      $85,531,270  $84,881,334      $649,936
------------------------------  -----------  -----------  ---------------
                                -----------  -----------  ---------------

                                                         See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENTS OF OPERATIONS

                                         COMBINED
                                         YEAR ENDED DECEMBER 31,
                                         ------------------------------------
                                         1998         1997         1996
-----------------------------------------------------------------------------
NET INVESTMENT INCOME:
  - Dividends from Investment Income     $ 1,680,962  $ 1,550,226  $1,278,281
---------------------------------------
  - Dividends from Net Realized Gains
    on Investments                         8,636,106    5,730,418   2,577,711
---------------------------------------
  - Mortality and Expense Guarantees:
      Legacy Life                           (857,960)    (739,534)   (540,498)
      Legacy Life (10 Years)                 (58,975)          --          --
      Legacy Estate Builder                     (672)          --          --
---------------------------------------  -----------  -----------  ----------
NET INVESTMENT INCOME                      9,399,461    6,541,110   3,315,494
---------------------------------------
Net realized and unrealized gain (loss)
    on investments:
  - Net Realized Gain on Investments       1,703,213    1,463,015   1,163,196
---------------------------------------
  - Net Change in Unrealized
    Appreciation or Depreciation on
    Investments                            2,432,664    2,258,647     833,877
---------------------------------------  -----------  -----------  ----------
NET GAIN (LOSS) ON INVESTMENTS             4,135,877    3,721,662   1,997,073
---------------------------------------  -----------  -----------  ----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                      $13,535,338  $10,262,772  $5,312,567
---------------------------------------  -----------  -----------  ----------
                                         -----------  -----------  ----------

See accompanying notes.

                                         LEGACY LIFE                           LEGACY ESTATE BUILDER
                                         YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                         ------------------------------------  -------------------------
                                         1998         1997         1996        1998     1997     1996
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
  - Dividends from Investment Income     $ 1,676,051  $ 1,550,226  $1,278,281  $ 4,911  $    --  $    --
---------------------------------------
  - Dividends from Net Realized Gains
    on Investments                         8,584,131    5,730,418   2,577,711   51,975       --       --
---------------------------------------
  - Mortality and Expense Guarantees:
      Legacy Life                           (857,960)    (739,534)   (540,498)      --       --       --
      Legacy Life (10 Years)                 (58,975)          --          --       --       --       --
      Legacy Estate Builder                       --           --          --     (672)      --       --
---------------------------------------  -----------  -----------  ----------  -------  -------  -------
NET INVESTMENT INCOME                      9,343,247    6,541,110   3,315,494   56,214       --       --
---------------------------------------
Net realized and unrealized gain (loss)
    on investments:
  - Net Realized Gain on Investments       1,692,527    1,463,015   1,163,196   10,686       --       --
---------------------------------------
  - Net Change in Unrealized
    Appreciation or Depreciation on
    Investments                            2,444,994    2,258,647     833,877  (12,330)      --       --
---------------------------------------  -----------  -----------  ----------  -------  -------  -------
NET GAIN (LOSS) ON INVESTMENTS             4,137,521    3,721,662   1,997,073   (1,644)      --       --
---------------------------------------  -----------  -----------  ----------  -------  -------  -------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                      $13,480,768  $10,262,772  $5,312,567  $54,570  $    --  $    --
---------------------------------------  -----------  -----------  ----------  -------  -------  -------
                                         -----------  -----------  ----------  -------  -------  -------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENTS OF CHANGES IN NET ASSETS

                                         COMBINED
                                         YEAR ENDED DECEMBER 31,
                                         ----------------------------------------
                                         1998          1997          1996
---------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1                  $ 67,938,542  $ 49,781,763  $ 39,546,323
Changes from operations:
  - Net Investment Income                   9,399,461     6,541,110     3,315,494
---------------------------------------
  - Net Realized Gain on Investments        1,703,213     1,463,015     1,163,196
---------------------------------------
  - Net Change in Unrealized
    Appreciation or Depreciation on
    Investments                             2,432,664     2,258,647       833,877
---------------------------------------  ------------  ------------  ------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                        13,535,338    10,262,772     5,312,567
---------------------------------------
Changes from unit transactions:
Accumulation Units:
  - Contract purchases                     48,372,978    40,131,156    27,003,328
---------------------------------------
  - Contract redemptions                  (44,315,588)  (32,237,149)  (22,080,455)
---------------------------------------  ------------  ------------  ------------
NET INCREASE IN NET ASSETS RESULTING
    FROM UNIT TRANSACTIONS                  4,057,390     7,894,007     4,922,873
---------------------------------------  ------------  ------------  ------------
TOTAL INCREASE IN NET ASSETS               17,592,728    18,156,779    10,235,440
---------------------------------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31                $ 85,531,270  $ 67,938,542  $ 49,781,763
---------------------------------------  ------------  ------------  ------------
                                         ------------  ------------  ------------

See accompanying notes.

                                         LEGACY LIFE                               LEGACY ESTATE BUILDER
                                         YEAR ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                                         ----------------------------------------  ---------------------------
                                         1998          1997          1996          1998       1997     1996
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1                  $ 67,938,542  $ 49,781,763  $ 39,546,323  $      --  $    --  $    --
Changes from operations:
  - Net Investment Income                   9,343,247     6,541,110     3,315,494     56,214       --       --
---------------------------------------
  - Net Realized Gain on Investments        1,692,527     1,463,015     1,163,196     10,686       --       --
---------------------------------------
  - Net Change in Unrealized
    Appreciation or Depreciation on
    Investments                             2,444,994     2,258,647       833,877    (12,330)      --       --
---------------------------------------  ------------  ------------  ------------  ---------  -------  -------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                        13,480,768    10,262,772     5,312,567     54,570       --       --
---------------------------------------
Changes from unit transactions:
Accumulation Units:
  - Contract purchases                     47,356,257    40,131,156    27,003,328  1,016,721       --       --
---------------------------------------
  - Contract redemptions                  (43,894,233)  (32,237,149)  (22,080,455)  (421,355)      --       --
---------------------------------------  ------------  ------------  ------------  ---------  -------  -------
NET INCREASE IN NET ASSETS RESULTING
    FROM UNIT TRANSACTIONS                  3,462,024     7,894,007     4,922,873    595,366       --       --
---------------------------------------  ------------  ------------  ------------  ---------  -------  -------
TOTAL INCREASE IN NET ASSETS               16,942,792    18,156,779    10,235,440    649,936       --       --
---------------------------------------  ------------  ------------  ------------  ---------  -------  -------
NET ASSETS AT DECEMBER 31                $ 84,881,334  $ 67,938,542  $ 49,781,763  $ 649,936  $    --  $    --
---------------------------------------  ------------  ------------  ------------  ---------  -------  -------
                                         ------------  ------------  ------------  ---------  -------  -------

    LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
  NOTES TO FINANCIAL STATEMENTS

    1. ACCOUNTING POLICIES & ACCOUNT INFORMATION

    THE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account F (the Variable Account) was established as a segregated investment account of Lincoln National Life Insurance Company (Lincoln Life) on May 29, 1987. The Variable Account was registered with the Securities and Exchange Commission on November 24, 1987 under the Investment Company Act of 1940, as amended, as a unit investment trust, and commenced investment activity on January 4, 1988. The Variable Account consists of two products which are listed below.

    - Legacy Life

    - Legacy Estate Builder

    Effective May 1, 1998, the Legacy Estate Builder policies became available to clients of Lincoln Life.

    The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising out of any other business of Lincoln Life.

    BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

    INVESTMENTS: The Variable Accounts invests in the American Variable Insurance Series (AVIS) which consists of ten funds. Growth Income Fund, Growth Fund, Asset Allocation Fund, High-Yield Bond Fund, U.S. Government/AAA-Rated Securities Fund, Cash Management Fund, International Fund, Bond Fund, Global Growth Fund and Global Small Capitalization Fund (the Funds). AVIS is registered as on open-end investment management company. Legacy Life and Legacy Estate Builder invest in different classes of shares of the Funds and these investments are stated at the closing net asset value per share on December 31, 1998, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation on investments.

    Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

    DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a life insurance company under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

    2. MORTALITY AND EXPENSE GUARANTEES & OTHER TRANSACTIONS WITH AFFILIATES

    VARIABLE ACCOUNT CHARGES: Amounts are paid to Lincoln Life for mortality and expense risk charge at a percentage of the current value of the Variable Account each day. The rates are as follows:

    - Legacy Life at a daily rate of .00232876% (.85% on an annual basis)

    - Legacy Life (10 year) at a daily rate of .00205479% (.75% on an annual basis)

    - Legacy Estate Builder at a daily rate of .00164383 (.60% on an annual basis)

    For Legacy Life, policies amounts are charged daily to the Variable Account by Lincoln Life for an administrative charge at

    LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    an annual rate of .30% of the average daily net asset value of the Variable Account for the first ten policy years and .10% for policy years thereafter. Also, for the first ten policy years, amounts are charged daily to the Variable Account by Lincoln life for the guaranteed death benefit at annual rate of .10% of the average daily net asset value of the Variable Account.

    For Legacy Estate Builder, Lincoln Life charges a monthly policy value charge of .10% for the first ten policy years and .01666666% thereafter. This charge recovers Lincoln Life expenses incurred in the sales and issues of the policies. In addition Lincoln Life changes a monthly administrative fee of $5.00 for policy values less than $50,000. Under certain circumstance, Lincoln Life reserves the right to charge a transfer fee of $10 for transfers between sub-accounts. Also, a withdrawal charge of $20 is deducted from the amount of any withdrawal of policy value.

    Other charges, which are paid to Lincoln Life by redeeming the Variable Account units, are for the cost of insurance and contingent surrender charges. These other charges for 1998, 1997, and 1996 amounted to $711,577, $627,688, and $521,383, respectively.

    Lincoln Life assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account Prospectus.

    Lincoln Life, upon full surrender of a policy, may charge a surrender charge. Legacy Life surrender charges are deducted if the policy is surrendered during the first ten policy years. The maximum rate for surrender charges, which decreases by policy year, ranges from 9% of the total first year premiums paid for surrenders during the first policy year to 1% for surrenders during the tenth policy year. Legacy Estate Builder surrender charges are deducted if the policy is surrendered during the first twelve policy years. The maximum rate for surrender charges, which decreases by policy year, ranges from 6.5% of the total first year premiums paid for surrenders during the first policy year to 2% for surrenders during the twelfth policy year.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. PURCHASES AND SALES OF INVESTMENTS
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1998:

                                         COMBINED                  LEGACY LIFE
                                         ------------------------  ------------------------
                                         AGGREGATE    AGGREGATE    AGGREGATE    AGGREGATE
                                         COST OF      PROCEEDS     COST OF      PROCEEDS
                                         PURCHASES    FROM SALES   PURCHASES    FROM SALES
-------------------------------------------------------------------------------------------
AVIS Growth Fund                         $ 7,105,390  $ 3,195,317  $ 6,937,091  $ 3,110,720
---------------------------------------
AVIS International Fund                    1,523,100    1,200,778    1,510,284    1,200,735
---------------------------------------
AVIS Growth Income Fund                    8,741,259    3,085,435    8,431,886    2,961,709
---------------------------------------
AVIS Asset Allocation Fund                 3,928,486    1,973,633    3,615,384    1,853,376
---------------------------------------
AVIS Bond Fund                               682,207      135,368      676,116      135,353
---------------------------------------
AVIS High-Yield Bond Fund                  1,179,643      662,278    1,104,860      622,631
---------------------------------------
AVIS U.S. Government/AAA-Rated
   Securities Fund                           617,402      702,952      611,339      702,937
---------------------------------------
AVIS Cash Management Fund                 10,328,154   10,215,336   10,232,622   10,204,859
---------------------------------------
AVIS Global Growth Fund                      626,475      190,542      541,921      148,266
---------------------------------------
AVIS Global Small Capitalization Fund         89,109        2,306       87,072        2,299
---------------------------------------  -----------  -----------  -----------  -----------
                                         $34,821,225  $21,363,945  $33,748,575  $20,942,885
                                         -----------  -----------  -----------  -----------
                                         -----------  -----------  -----------  -----------

                                         LEGACY ESTATE BUILDER
                                         -----------------------
                                         AGGREGATE   AGGREGATE
                                         COST OF     PROCEEDS
                                         PURCHASES   FROM SALES
----------------------------------------------------------------
AVIS Growth Fund                         $  168,299    $ 84,597
---------------------------------------
AVIS International Fund                      12,816          43
---------------------------------------
AVIS Growth Income Fund                     309,373     123,726
---------------------------------------
AVIS Asset Allocation Fund                  313,102     120,257
---------------------------------------
AVIS Bond Fund                                6,091          15
---------------------------------------
AVIS High-Yield Bond Fund                    74,783      39,647
---------------------------------------
AVIS U.S. Government/AAA-Rated
   Securities Fund                            6,063          15
---------------------------------------
AVIS Cash Management Fund                    95,532      10,477
---------------------------------------
AVIS Global Growth Fund                      84,554      42,276
---------------------------------------
AVIS Global Small Capitalization Fund         2,037           7
---------------------------------------  ----------  -----------
                                         $1,072,650    $421,060
                                         ----------  -----------
                                         ----------  -----------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
4. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

                                                       LEGACY LIFE
                                         AMOUNT        AMOUNT        AMOUNT
                                         1998          1997          1996
---------------------------------------------------------------------------------
AVIS GROWTH SUBACCOUNT
Accumulation Units:
Contract purchases                       $  7,905,155  $     99,436  $    208,586
---------------------------------------
Contract redemptions                       (7,500,912)      (13,537)     (152,628)
---------------------------------------  ------------  ------------  ------------
Subaccount Total:                             404,243        85,899        55,958
AVIS INTERNATIONAL SUBACCOUNT
Accumulation Units:
Contract purchases                          2,533,215    21,069,330    15,041,172
---------------------------------------
Contract redemptions                       (2,378,790)  (21,832,104)  (13,592,780)
---------------------------------------  ------------  ------------  ------------
Subaccount Total:                             154,425      (762,774)    1,448,392
AVIS GROWTH-INCOME SUBACCOUNT
Accumulation Units:
Contract purchases                         10,526,122     1,153,178     1,716,073
---------------------------------------
Contract redemptions                       (9,558,665)   (1,424,421)   (1,910,485)
---------------------------------------  ------------  ------------  ------------
Subaccount Total:                             967,457      (271,243)     (194,412)
AVIS ASSET ALLOCATION SUBACCOUNT
Accumulation Units:
Contract purchases                          3,437,421     6,127,582     2,936,929
---------------------------------------
Contract redemptions                       (2,176,911)   (2,980,748)   (1,719,672)
---------------------------------------  ------------  ------------  ------------
Subaccount Total:                           1,260,510     3,146,834     1,217,257
AVIS BOND SUBACCOUNT
Accumulation Units:
Contract purchases                            745,609     4,236,409     3,987,975
---------------------------------------
Contract redemptions                         (233,316)   (2,136,064)   (2,848,717)
---------------------------------------  ------------  ------------  ------------
Subaccount Total:                             512,293     2,100,345     1,139,258
AVIS HIGH-YIELD BOND SUBACCOUNT
Accumulation Units:
Contract purchases                          2,011,701     1,169,963       450,344
---------------------------------------
Contract redemptions                       (1,906,794)     (885,837)   (1,013,888)
---------------------------------------  ------------  ------------  ------------
Subaccount Total:                             104,907       284,126      (563,544)
AVIS U.S. GOVERNMENT/AAA-RATED
   SUBACCOUNT
Accumulation Units:
Contract purchases                          1,742,826     3,191,689     2,014,548
---------------------------------------
Contract redemptions                       (2,009,357)   (1,563,605)     (552,034)
---------------------------------------  ------------  ------------  ------------
Subaccount Total:                            (266,531)    1,628,084     1,462,514
AVIS CASH MANAGEMENT SUBACCOUNT
Accumulation Units:
Contract purchases                         17,799,948     2,757,294       647,701
---------------------------------------
Contract redemptions                      (17,927,557)   (1,371,568)     (290,251)
---------------------------------------  ------------  ------------  ------------
Subaccount Total:                            (127,609)    1,385,726       357,450
AVIS GLOBAL GROWTH SUBACCOUNT
Accumulation Units:
Contract purchases                            565,899       326,275            --
---------------------------------------
Contract redemptions                         (196,994)      (29,265)           --
---------------------------------------  ------------  ------------  ------------
Subaccount Total:                             368,905       297,010            --
AVIS GLOBAL SMALL CAPITALIZATION
   SUBACCOUNT
Accumulation Units:
Contract purchases                             88,361            --            --
---------------------------------------
Contract redemptions                           (4,937)           --            --
---------------------------------------  ------------  ------------  ------------
Subaccount Total:                              83,424            --            --
---------------------------------------  ------------  ------------  ------------
Product Total                            $  3,462,024  $  7,894,007  $  4,922,873
---------------------------------------  ------------  ------------  ------------
                                         ------------  ------------  ------------

                                                    LEGACY ESTATE BUILDER
                                         AMOUNT     AMOUNT                   AMOUNT
                                         1998       1997                     1996
--------------------------------------------------------------------------------------------
AVIS GROWTH SUBACCOUNT
Accumulation Units:
Contract purchases                       $ 156,661         $     --          $            --
---------------------------------------
Contract redemptions                       (84,680)              --                       --
---------------------------------------  ---------       ----------          ---------------
Subaccount Total:                           71,981               --                       --
AVIS INTERNATIONAL SUBACCOUNT
Accumulation Units:
Contract purchases                          12,527               --                       --
---------------------------------------
Contract redemptions                           (37)              --                       --
---------------------------------------  ---------       ----------          ---------------
Subaccount Total:                           12,490               --                       --
AVIS GROWTH-INCOME SUBACCOUNT
Accumulation Units:
Contract purchases                         283,611               --                       --
---------------------------------------
Contract redemptions                      (123,810)              --                       --
---------------------------------------  ---------       ----------          ---------------
Subaccount Total:                          159,801               --                       --
AVIS ASSET ALLOCATION SUBACCOUNT
Accumulation Units:
Contract purchases                         299,056               --                       --
---------------------------------------
Contract redemptions                      (120,280)              --                       --
---------------------------------------  ---------       ----------          ---------------
Subaccount Total:                          178,776               --                       --
AVIS BOND SUBACCOUNT
Accumulation Units:
Contract purchases                           5,917               --                       --
---------------------------------------
Contract redemptions                            (7)              --                       --
---------------------------------------  ---------       ----------          ---------------
Subaccount Total:                            5,910               --                       --
AVIS HIGH-YIELD BOND SUBACCOUNT
Accumulation Units:
Contract purchases                          73,460               --                       --
---------------------------------------
Contract redemptions                       (39,662)              --                       --
---------------------------------------  ---------       ----------          ---------------
Subaccount Total:                           33,798               --                       --
AVIS U.S. GOVERNMENT/AAA-RATED
   SUBACCOUNT
Accumulation Units:
Contract purchases                           5,924               --                       --
---------------------------------------
Contract redemptions                            (7)              --                       --
---------------------------------------  ---------       ----------          ---------------
Subaccount Total:                            5,917               --                       --
AVIS CASH MANAGEMENT SUBACCOUNT
Accumulation Units:
Contract purchases                          94,497               --                       --
---------------------------------------
Contract redemptions                       (10,567)              --                       --
---------------------------------------  ---------       ----------          ---------------
Subaccount Total:                           83,930               --                       --
AVIS GLOBAL GROWTH SUBACCOUNT
Accumulation Units:
Contract purchases                          83,068               --                       --
---------------------------------------
Contract redemptions                       (42,305)              --                       --
---------------------------------------  ---------       ----------          ---------------
Subaccount Total:                           40,763               --                       --
AVIS GLOBAL SMALL CAPITALIZATION
   SUBACCOUNT
Accumulation Units:
Contract purchases                           2,000               --                       --
---------------------------------------
Contract redemptions                            --               --                       --
---------------------------------------  ---------       ----------          ---------------
Subaccount Total:                            2,000               --                       --
---------------------------------------  ---------       ----------          ---------------
Product Total                            $ 595,366         $     --          $            --
---------------------------------------  ---------       ----------          ---------------
                                         ---------       ----------          ---------------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
5. SUMMARY OF UNITS OUTSTANDING AT 12/31/98

                                         ACCUMULATION    UNIT      NET ASSET
LEGACY LIFE INVESTMENTS                  UNITS           VALUE     TOTAL
-------------------------------------------------------------------------------
LEGACY LIFE
AVIS Growth Subaccount                      4,045,125    $ 5.771   $ 23,346,192
AVIS International Subaccount               3,370,533      2.210      7,449,077
AVIS Growth Income Subaccount               5,743,671      4.408     25,320,655
AVIS Asset Allocation Subaccount            2,252,804      2.372      5,343,670
AVIS Bond Subaccount                          360,558      1.204        434,138
AVIS High-Yield Bond Subaccount             1,097,257      2.767      3,036,045
AVIS U.S. Government/AAA-Rated
   Securities Subaccount                    1,154,013      2.098      2,420,814
AVIS Cash Management Subaccount             2,081,445      1.562      3,250,220
AVIS Global Growth Subaccount                 556,756      1.372        763,979
AVIS Global Small Capitalization
   Subaccount                                  87,418      1.015         88,767
---------------------------------------  -------------             ------------
Subtotal                                   20,749,580                71,453,557

LEGACY LIFE (10 YR.)
AVIS Growth Subaccount                      2,713,592      1.369      3,713,898
AVIS International Subaccount                 768,626      1.216        934,506
AVIS Growth Income Subaccount               4,717,303      1.191      5,619,403
AVIS Asset Allocation Subaccount              221,386      1.133        250,730
AVIS Bond Subaccount                          239,410      1.025        245,479
AVIS High-Yield Bond Subaccount             1,078,541      0.988      1,065,785
AVIS U.S. Government/AAA-Rated
   Securities Subaccount                    1,255,576      1.062      1,332,876
AVIS Cash Management Subaccount               222,702      1.040        231,626
AVIS Global Growth Subaccount                  17,555      1.294         22,722
AVIS Global Small Capitalization
   Subaccount                                  10,560      1.018         10,752
---------------------------------------  -------------             ------------
Subtotal                                   11,245,251                13,427,777
---------------------------------------  -------------             ------------
  TOTAL LEGACY LIFE                        31,994,831              $ 84,881,334
                                         -------------             ------------
                                         -------------             ------------

LEGACY                                   ACCUMULATION    UNIT      ACCUMULATION
ESTATE BUILDER                           UNITS           VALUE     AMOUNT
--------------------------------------------------------------------------------
AVIS Growth Subaccount                         78,142    $ 1.144    $    89,384
AVIS International Subaccount                  13,808      1.003         13,846
AVIS Growth Income Subaccount                 174,735      1.028        179,686
AVIS Asset Allocation Subaccount              184,866      1.006        186,003
AVIS Bond Subaccount                            5,890      1.003          5,910
AVIS High-Yield Bond Subaccount                37,655      0.954         35,911
AVIS U.S. Government/AAA-Rated
   Securities Subaccount                        5,704      1.056          6,024
AVIS Cash Management Subaccount                81,743      1.028         84,032
AVIS Global Growth Subaccount                  43,679      1.078         47,099
AVIS Global Small Capitalization
   Subaccount                                   2,000      1.021          2,041
---------------------------------------  -------------             -------------
  TOTAL LEGACY ESTATE BUILDER                 628,222               $   649,936
                                         -------------             -------------
                                         -------------             -------------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
6. NET ASSETS
The following is a summary of net assets owned at December 31, 1998.

                                                                                    AVIS            AVIS
                                                      AVIS         AVIS             GROWTH-         ASSET          AVIS
                                                      GROWTH       INTERNATIONAL    INCOME          ALLOCATION     BOND
LEGACY LIFE                              COMBINED     SUBACCOUNT   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
Unit Transactions                        $39,997,224  $ 9,573,997    $5,649,645     $  13,256,452   $  4,059,331     $654,150
Accumulated net investment Income         26,554,582    8,038,941     1,363,505        10,918,183      1,106,084       37,547
Accumulated net realized gain (loss) on
   investments                             6,359,132    2,939,428       313,195         2,293,250        369,153        2,909
Net unrealized appreciation
   (depreciation) on investments:         11,970,396    6,507,724     1,057,238         4,472,173         59,832      (14,989)
---------------------------------------  -----------  -----------  --------------   -------------   ------------   -----------
                                         $84,881,334  $27,060,090    $8,383,583     $  30,940,058   $  5,594,400     $679,617
                                         -----------  -----------  --------------   -------------   ------------   -----------
                                         -----------  -----------  --------------   -------------   ------------   -----------

                                                     AVIS                                  AVIS
                                         AVIS        U.S. GOVT   AVIS        AVIS          GLOBAL
                                         HIGH-YIELD  AAA-RATED   CASH        GLOBAL        SMALL
                                         BOND        SECURITIES  MANAGEMENT  GROWTH        CAPITALIZATION
LEGACY LIFE (CONTINUED)                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------
Unit Transactions                        $1,749,024  $1,766,451  $2,538,835    $665,915        $83,424
Accumulated net investment Income         2,344,457   1,791,363    927,535       25,621          1,346
Accumulated net realized gain (loss) on
   investments                              272,470     117,238     37,638       13,934            (83)
Net unrealized appreciation
   (depreciation) on investments:          (264,121)     78,638    (22,162 )     81,231         14,832
---------------------------------------  ----------  ----------  ----------  -----------       -------
                                         $4,101,830  $3,753,690  $3,481,846    $786,701        $99,519
                                         ----------  ----------  ----------  -----------       -------
                                         ----------  ----------  ----------  -----------       -------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
6. NET ASSETS (CONTINUED)

                                                                                  AVIS          AVIS
                                                   AVIS          AVIS             GROWTH-       ASSET         AVIS
LEGACY                                             GROWTH        INTERNATIONAL    INCOME        ALLOCATION    BOND
ESTATE BUILDER                           COMBINED  SUBACCOUNT    SUBACCOUNT       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Unit Transactions                        $595,366    $71,981         $12,490        $159,801      $178,776       $5,910
Accumulated net investment income          56,214     11,719             282          25,843        14,066          166
Accumulated net realized gain (loss) on
   investments                             10,686      3,866               2           3,414         1,609           --
Net unrealized appreciation
   (depreciation) on investments:         (12,330)     1,818           1,072          (9,372)       (8,448)        (166)
---------------------------------------  --------  -----------       -------      -----------   -----------   -----------
                                         $649,936    $89,384         $13,846        $179,686      $186,003       $5,910
                                         --------  -----------       -------      -----------   -----------   -----------
                                         --------  -----------       -------      -----------   -----------   -----------

                                                       AVIS                                      AVIS
                                         AVIS          U.S. GOVT     AVIS          AVIS          GLOBAL
                                         HIGH-YIELD    AAA-RATED     CASH          GLOBAL        SMALL
LEGACY                                   BOND          SECURITIES    MANAGEMENT    GROWTH        CAPITALIZATION
ESTATE BUILDER (CONTINUED)               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
Unit Transactions                          $33,798        $5,917       $83,930       $40,763          $2,000
Accumulated net investment income            1,338           131         1,124         1,515              30
Accumulated net realized gain (loss) on
   investments                                 462            --             6         1,328              (1)
Net unrealized appreciation
   (depreciation) on investments:              313           (24)       (1,028)        3,493              12
---------------------------------------  -----------   -----------   -----------   -----------        ------
                                           $35,911        $6,024       $84,032       $47,099          $2,041
                                         -----------   -----------   -----------   -----------        ------
                                         -----------   -----------   -----------   -----------        ------

This page was intentionally left blank.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
7. INVESTMENTS
The following is a summary of investments owned at December 31, 1998.

                                         PERCENTAGE   SHARES          NET ASSET    VALUE OF
LEGACY LIFE INVESTMENTS                  OF NET       OUTSTANDING     VALUE        SHARES
------------------------------------------------------------------------------------------------
AVIS Growth Fund                            31.64%      516,135.085     $52.43     $  27,060,963
---------------------------------------
AVIS International Fund                      9.80%      492,588.664      17.02         8,383,859
---------------------------------------
AVIS Growth Income Fund                     36.17%      852,605.343      36.29        30,941,048
---------------------------------------
AVIS Asset Allocation Fund                   6.54%      359,318.435      15.57         5,594,588
---------------------------------------
AVIS Bond Fund                               0.79%       66,827.640      10.17           679,637
---------------------------------------
AVIS High-Yield Bond Fund                    4.80%      308,417.933      13.30         4,101,959
---------------------------------------
AVIS U.S. Government/AAA-Rated
   Securities Fund                           4.39%      331,901.357      11.31         3,753,804
---------------------------------------
AVIS Cash Management Fund                    4.07%      315,967.574      11.02         3,481,963
---------------------------------------
AVIS Global Growth Fund                      0.92%       59,063.626      13.32           786,727
---------------------------------------
AVIS Global Small Capitalization Fund        0.12%        9,922.483      10.03            99,522
---------------------------------------  ----------                                -------------
LEGACY LIFE TOTAL                           99.24%                                    84,884,070
---------------------------------------  ----------                                -------------

LEGACY ESTATE BUILDER INVESTMENTS
---------------------------------------
AVIS Growth Fund (class II shares)           0.10%        1,705.184     $52.42     $      89,386
---------------------------------------
AVIS International Fund (class II
   shares)                                   0.02%          813.550      17.02            13,847
---------------------------------------
AVIS Growth Income Fund (class II
   shares)                                   0.21%        4,952.839      36.28           179,689
---------------------------------------
AVIS Asset Allocation Fund (class II
   shares)                                   0.22%       11,946.465      15.57           186,006
---------------------------------------
AVIS Bond Fund (class II shares)             0.01%          581.144      10.17             5,910
---------------------------------------
AVIS High-Yield Bond Fund (class II
   shares)                                   0.04%        2,700.078      13.30            35,911
---------------------------------------
AVIS U.S. Government/AAA-Rated
   Securities Fund (class II shares)         0.01%          532.602      11.31             6,024
---------------------------------------
AVIS Cash Management Fund (class II
   shares)                                   0.10%        7,625.503      11.02            84,033
---------------------------------------
AVIS Global Growth Fund (class II
   shares)                                   0.05%        3,538.649      13.31            47,099
---------------------------------------
AVIS Global Small Capitalizatiion Fund
   (class II shares)                         0.00%          203.502      10.03             2,041
---------------------------------------  ----------                                -------------
LEGACY ESTATE BUILDER TOTAL                  0.76%                                       649,946
---------------------------------------  ----------                                -------------
VARIABLE ACCOUNT TOTAL                     100.00%                                 $  85,534,016
---------------------------------------  ----------                                -------------
                                         ----------                                -------------

                                         COST OF         UNREALIZED
                                         SHARES          APPRECIATION
----------------------------------------------------------------------
AVIS Growth Fund                         $  20,553,239   $   6,507,724
---------------------------------------
AVIS International Fund                      7,326,621       1,057,238
---------------------------------------
AVIS Growth Income Fund                     26,468,875       4,472,173
---------------------------------------
AVIS Asset Allocation Fund                   5,534,756          59,832
---------------------------------------
AVIS Bond Fund                                 694,626         (14,989)
---------------------------------------
AVIS High-Yield Bond Fund                    4,366,080        (264,121)
---------------------------------------
AVIS U.S. Government/AAA-Rated
   Securities Fund                           3,675,166          78,638
---------------------------------------
AVIS Cash Management Fund                    3,504,125         (22,162)
---------------------------------------
AVIS Global Growth Fund                        705,496          81,231
---------------------------------------
AVIS Global Small Capitalization Fund           84,690          14,832
---------------------------------------  -------------   -------------
LEGACY LIFE TOTAL                           72,913,674      11,970,396
---------------------------------------  -------------   -------------

LEGACY ESTATE BUILDER INVESTMENTS
---------------------------------------
AVIS Growth Fund (class II shares)       $      87,568   $       1,818
---------------------------------------
AVIS International Fund (class II
   shares)                                      12,775           1,072
---------------------------------------
AVIS Growth Income Fund (class II
   shares)                                     189,061          (9,372)
---------------------------------------
AVIS Asset Allocation Fund (class II
   shares)                                     194,454          (8,448)
---------------------------------------
AVIS Bond Fund (class II shares)                 6,076            (166)
---------------------------------------
AVIS High-Yield Bond Fund (class II
   shares)                                      35,598             313
---------------------------------------
AVIS U.S. Government/AAA-Rated
   Securities Fund (class II shares)             6,048             (24)
---------------------------------------
AVIS Cash Management Fund (class II
   shares)                                      85,061          (1,028)
---------------------------------------
AVIS Global Growth Fund (class II
   shares)                                      43,606           3,493
---------------------------------------
AVIS Global Small Capitalizatiion Fund
   (class II shares)                             2,029              12
---------------------------------------  -------------   -------------
LEGACY ESTATE BUILDER TOTAL                    662,276         (12,330)
---------------------------------------  -------------   -------------
VARIABLE ACCOUNT TOTAL                   $  73,575,950   $  11,958,066
---------------------------------------  -------------   -------------
                                         -------------   -------------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. NEW INVESTMENT FUNDS

Effective April 25, 1997, the AVIS Global Growth Fund became available as an investment option for Variable Account contract owners.

Effective May 1, 1998, the AVIS Global Small Capitalization Fund became availabe as an investment option for Variable Account contract owners.

This page was intentionally left blank.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
9. SUMMARY OF OPERATIONS
The following is a summary of operations for the years ended December 31, 1996, 1997 and 1998.

                                   AVIS        AVIS
                                   GROWTH      INTERNATIONAL
LEGACY LIFE           COMBINED     SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1996
Net Investment
   Income:
  -  Dividends from
   Investment Income  $ 1,278,281  $   75,047    $   75,494
--------------------
  -  Dividends from
   net realized gain
   on investments       2,577,711     973,370       192,271
--------------------
  -  Mortality and
   expense
   guarantees:
   Legacy Life           (540,498)   (152,717)      (48,336)
--------------------  -----------  ----------  --------------
NET INVESTMENT
   INCOME               3,315,494     895,700       219,429
--------------------
Net Realized and
   Unrealized Gain
   (Loss) on
   Investments:
  -  Net realized
   gain on
   investments          1,163,196     586,803        44,775
--------------------
  -  Net change in
   unrealized
   appreciation or
   depreciation on
    investments           833,877     (64,090)      320,050
--------------------  -----------  ----------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS          1,997,073     522,713       364,825
--------------------  -----------  ----------  --------------
NET INCREASE IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $ 5,312,567  $1,418,413    $  584,254
--------------------  -----------  ----------  --------------
                      -----------  ----------  --------------
YEAR ENDED DECEMBER 31, 1997
Net Investment
   Income:
  -  Dividends from
   investment income  $ 1,550,226  $   95,703    $  135,843
--------------------
  -  Dividends from
   net realized gain
   on investments       5,730,418   2,359,562       727,603
--------------------
  -  Mortality and
   expense
   guarantees:
   Legacy Life           (739,534)   (205,231)      (83,012)
--------------------  -----------  ----------  --------------
NET INVESTMENT
   INCOME               6,541,110   2,250,034       780,434
--------------------
Net Realized and
   Unrealized Gain
   (Loss) on
   Investments:
  -  Net realized
   gain (loss) on
   investments          1,463,015     389,341       158,689
--------------------
  -  Net change in
   unrealized
   appreciation or
   depreciation on
    investments         2,258,647   1,361,804      (550,676)
--------------------  -----------  ----------  --------------
NET REALIZED
   (DECREASE) AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS          3,721,662   1,751,145      (391,987)
--------------------  -----------  ----------  --------------
NET INCREASE IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $10,262,772  $4,001,179    $  388,447
--------------------  -----------  ----------  --------------
                      -----------  ----------  --------------
YEAR ENDED DECEMBER 31, 1998
Net Investment
   Income:
  -  Dividends from
   investment income  $ 1,676,051  $   84,630    $  101,028
--------------------
  -  Dividends from
   net realized gain
   on investments       8,584,131   3,605,937       149,047
--------------------
  -  Mortality and
   expense
   guarantees:
   Legacy Life           (857,960)   (254,155)      (91,139)
     Legacy Life (10
   Year)                  (58,975)    (14,484)       (3,842)
--------------------  -----------  ----------  --------------
NET INVESTMENT
   INCOME               9,343,247   3,421,928       155,094
--------------------
Net Realized and
   Unrealized Gain
   (Loss) on
   Investments:
  -  Net realized
   gain (loss) on
   investments          1,692,527     800,646        53,969
--------------------
  -  Net change in
   unrealized
   appreciation or
   depreciation on
    investments         2,444,994   2,572,876     1,097,536
--------------------  -----------  ----------  --------------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS          4,137,521   3,373,522     1,151,505
--------------------  -----------  ----------  --------------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $13,480,768  $6,795,450    $1,306,599
--------------------  -----------  ----------  --------------
                      -----------  ----------  --------------

                                                                           AVIS                                      AVIS
                      AVIS         AVIS                       AVIS         U.S. GOVT     AVIS          AVIS          GLOBAL
                      GROWTH       ASSET         AVIS         HIGH-YIELD   AAA-RATED     CASH          GLOBAL        SMALL
                      INCOME       ALLOCATION    BOND         BOND         SECURITIES    MANAGEMENT    GROWTH        CAPITALIZATION
                      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1996
Net Investment
   Income:
  -  Dividends from
   Investment Income  $  344,882     $ 63,438      $ 1,617     $305,128      $254,325      $158,350      $     --        $    --
--------------------
  -  Dividends from
   net realized gain
   on investments      1,285,259      126,811           --           --            --            --            --             --
--------------------
  -  Mortality and
   expense
   guarantees:
   Legacy Life          (194,093)     (20,709)        (257)     (42,312)      (42,257)      (39,817)           --             --
--------------------  ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
NET INVESTMENT
   INCOME              1,436,048      169,540        1,360      262,816       212,068       118,533            --             --
--------------------
Net Realized and
   Unrealized Gain
   (Loss) on
   Investments:
  -  Net realized
   gain on
   investments           389,876       40,605        1,419       79,255         9,685        10,778            --             --
--------------------
  -  Net change in
   unrealized
   appreciation or
   depreciation on
    investments          673,953       16,621           (2)      60,180      (161,672)      (11,163)           --             --
--------------------  ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS         1,063,829       57,226        1,417      139,435      (151,987)         (385)           --             --
--------------------  ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
NET INCREASE IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $2,499,877     $226,766      $ 2,777     $402,251      $ 60,081      $118,148      $     --        $    --
--------------------  ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
                      ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
YEAR ENDED DECEMBER 31, 1997
Net Investment
   Income:
  -  Dividends from
   investment income  $  429,919     $109,245      $ 7,378     $331,279      $229,241      $210,279      $  1,339        $    --
--------------------
  -  Dividends from
   net realized gain
   on investments      2,394,172      204,654        1,765       42,064            --            --           598             --
--------------------
  -  Mortality and
   expense
   guarantees:
   Legacy Life          (270,306)     (37,650)      (1,411)     (47,419)      (41,537)      (51,918)       (1,050)            --
--------------------  ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
NET INVESTMENT
   INCOME              2,553,785      276,249        7,732      325,924       187,704       158,361           887             --
--------------------
Net Realized and
   Unrealized Gain
   (Loss) on
   Investments:
  -  Net realized
   gain (loss) on
   investments           675,984      167,622          222       66,410        (2,010)        6,491           266             --
--------------------
  -  Net change in
   unrealized
   appreciation or
   depreciation on
    investments        1,384,066       25,853        2,266       (2,082)       47,345        (7,991)       (1,938)            --
--------------------  ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
NET REALIZED
   (DECREASE) AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS         2,060,050      193,475        2,488       64,328        45,335        (1,500)       (1,672)            --
--------------------  ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
NET INCREASE IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $4,613,835     $469,724      $10,220     $390,252      $233,039      $156,861      $   (785)       $    --
--------------------  ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
                      ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
YEAR ENDED DECEMBER 31, 1998
Net Investment
   Income:
  -  Dividends from
   investment income  $  476,520     $183,914      $30,142     $371,625      $217,996      $204,237      $  5,536        $   423
--------------------
  -  Dividends from
   net realized gain
   on investments      4,362,394      380,514        3,145       56,690            --            --        25,115          1,289
--------------------
  -  Mortality and
   expense
   guarantees:
   Legacy Life          (310,608)     (61,991)      (3,990)     (45,754)      (36,439)      (47,772)       (5,797)          (315)
     Legacy Life (10
   Year)                 (25,710)        (996)        (842)      (5,229)       (6,609)       (1,092)         (120)           (51)
--------------------  ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
NET INVESTMENT
   INCOME              4,502,596      501,441       28,455      377,332       174,948       155,373        24,734          1,346
--------------------
Net Realized and
   Unrealized Gain
   (Loss) on
   Investments:
  -  Net realized
   gain (loss) on
   investments           692,243      151,243        1,268      (22,680)       14,475       (12,222)       13,668            (83)
--------------------
  -  Net change in
   unrealized
   appreciation or
   depreciation on
    investments         (805,397)    (146,002)     (17,253)    (416,233)       53,797         7,669        83,169         14,832
--------------------  ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS          (113,154)       5,241      (15,985)    (438,913)       68,272        (4,553)       96,837         14,749
--------------------  ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $4,389,442     $506,682      $12,470     $(61,581)     $243,220      $150,820      $121,571        $16,095
--------------------  ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------
                      ----------   -----------   ----------   ----------   -----------   -----------   -----------       -------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
9. SUMMARY OF OPERATIONS (CONTINUED)

                                   AVIS          AVIS
LEGACY ESTATE                      GROWTH        INTERNATIONAL
BUILDER               COMBINED     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
Net Investment
   Income:
  -  Dividends from
   Investment Income  $  4,911       $    62         $   55
--------------------
  -  Dividends from
   net realized gain
   on investments       51,975        11,757            247
--------------------
  -  Mortality and
   expense
   guarantees:            (672)         (100)           (20)
--------------------  ----------   -----------       ------
NET INVESTMENT
   INCOME               56,214        11,719            282
--------------------
Net Realized and
   Unrealized Gain
   (Loss) on
   Investments:
  -  Net realized
   gain (loss) on
   investments          10,686         3,866              2
--------------------
  -  Net change in
   unrealized
   appreciation or
   depreciation on
    investments        (12,330)        1,818          1,072
--------------------  ----------   -----------       ------
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS          (1,644)        5,684          1,074
--------------------  ----------   -----------       ------
NET INCREASE IN NET
   ASSETS RESULTING
   FROM OPERATIONS    $ 54,570       $17,403         $1,356
--------------------  ----------   -----------       ------
                      ----------   -----------       ------

                                                                          AVIS                                   AVIS
                      AVIS         AVIS                      AVIS         U.S. GOVT    AVIS         AVIS         GLOBAL
                      GROWTH       ASSET        AVIS         HIGH-YIELD   AAA-RATED    CASH         GLOBAL       SMALL
                      INCOME       ALLOCATION   BOND         BOND         SECURITIES   MANAGEMENT   GROWTH       CAPITALIZATION
                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
Net Investment
   Income:
  -  Dividends from
   Investment Income   $   810      $ 1,571       $ 148        $  881        $140       $ 1,143       $   90          $11
--------------------
  -  Dividends from
   net realized gain
   on investments       25,289       12,648          27           497          --            --        1,484           26
--------------------
  -  Mortality and
   expense
   guarantees:            (256)        (153)         (9)          (40)         (9)          (19)         (59)          (7)
--------------------  ----------   ----------   ----------   ----------     -----      ----------   ----------        ---
NET INVESTMENT
   INCOME               25,843       14,066         166         1,338         131         1,124        1,515           30
--------------------
Net Realized and
   Unrealized Gain
   (Loss) on
   Investments:
  -  Net realized
   gain (loss) on
   investments           3,414        1,609          --           462          --             6        1,328           (1)
--------------------
  -  Net change in
   unrealized
   appreciation or
   depreciation on
    investments         (9,372)      (8,448)       (166)          313         (24)       (1,028)       3,493           12
--------------------  ----------   ----------   ----------   ----------     -----      ----------   ----------        ---
NET REALIZED AND
   UNREALIZED GAIN
   (LOSS) ON
   INVESTMENTS          (5,958)      (6,839)       (166)          775         (24)       (1,022)       4,821           11
--------------------  ----------   ----------   ----------   ----------     -----      ----------   ----------        ---
NET INCREASE IN NET
   ASSETS RESULTING
   FROM OPERATIONS     $19,885      $ 7,227       $  --        $2,113        $107       $   102       $6,336          $41
--------------------  ----------   ----------   ----------   ----------     -----      ----------   ----------        ---
                      ----------   ----------   ----------   ----------     -----      ----------   ----------        ---

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance
Company and Contract Owners of Lincoln Life Flexible Premium
Variable Life Account F

We have audited the accompanying statement of assets and liability of Lincoln Life Flexible Premium Variable Life Account F ("Variable Account") (comprised of the AVIS Growth, AVIS International, AVIS Growth Income, AVIS Asset Allocation, AVIS Bond, AVIS High-Yield Bond, AVIS US Government/AAA-Rated Securities, AVIS Cash Management, AVIS Global Growth and AVIS Global Small Capitalization subaccounts), as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life Flexible Premium Variable Life
Account F at December 31, 1998, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.

                                           [LOGO]

Fort Wayne, Indiana
March 30, 1999

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS -- STATUTORY BASIS

                                                                                      DECEMBER 31
                                                                                      1998       1997
                                                                                      ---------  ---------
                                                                                      (IN MILLIONS)
                                                                                      --------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                                                 $23,830.9  $18,560.7
------------------------------------------------------------------------------------
Preferred stocks                                                                          236.0      257.3
------------------------------------------------------------------------------------
Unaffiliated common stocks                                                                259.3      436.0
------------------------------------------------------------------------------------
Affiliated common stocks                                                                  322.1      412.1
------------------------------------------------------------------------------------
Mortgage loans on real estate                                                           3,932.9    3,012.7
------------------------------------------------------------------------------------
Real estate                                                                               473.8      584.4
------------------------------------------------------------------------------------
Policy loans                                                                            1,606.0      660.5
------------------------------------------------------------------------------------
Other investments                                                                         434.4      335.5
------------------------------------------------------------------------------------
Cash and short-term investments                                                         1,725.4    2,133.0
------------------------------------------------------------------------------------  ---------  ---------
Total cash and investments                                                             32,820.8   26,392.2
------------------------------------------------------------------------------------
Premiums and fees in course of collection                                                  33.3       42.4
------------------------------------------------------------------------------------
Accrued investment income                                                                 432.8      343.5
------------------------------------------------------------------------------------
Reinsurance recoverable                                                                   171.6       71.1
------------------------------------------------------------------------------------
Funds withheld by ceding companies                                                         53.7       44.1
------------------------------------------------------------------------------------
Federal income taxes recoverable from parent company                                       64.7        6.9
------------------------------------------------------------------------------------
Goodwill                                                                                   49.5       52.4
------------------------------------------------------------------------------------
Other admitted assets                                                                      89.3       85.6
------------------------------------------------------------------------------------
Separate account assets                                                                36,907.0   31,330.9
------------------------------------------------------------------------------------  ---------  ---------
Total admitted assets                                                                 $70,622.7  $58,369.1
------------------------------------------------------------------------------------  ---------  ---------
                                                                                      ---------  ---------

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                                                     $12,310.6  $ 5,872.9
------------------------------------------------------------------------------------
Other policyholder funds                                                               16,647.5   16,360.1
------------------------------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee                               897.6      878.2
------------------------------------------------------------------------------------
Funds held under reinsurance treaties                                                     795.8      720.4
------------------------------------------------------------------------------------
Asset valuation reserve                                                                   484.5      450.0
------------------------------------------------------------------------------------
Interest maintenance reserve                                                              159.7      135.4
------------------------------------------------------------------------------------
Other liabilities                                                                         504.5      294.7
------------------------------------------------------------------------------------
Short-term loan payable to parent company                                                 140.0      120.0
------------------------------------------------------------------------------------
Net transfers due from separate accounts                                                 (789.0)    (761.9)
------------------------------------------------------------------------------------
Separate account liabilities                                                           36,907.0   31,330.9
------------------------------------------------------------------------------------  ---------  ---------
Total liabilities                                                                      68,058.2   55,400.7
------------------------------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
  Authorized, issued and outstanding shares -- 10 million (owned by Lincoln National
  Corporation)                                                                             25.0       25.0
------------------------------------------------------------------------------------
Surplus notes due to Lincoln National Corporation                                       1,250.0         --
------------------------------------------------------------------------------------
Paid-in surplus                                                                         1,930.1    1,821.8
------------------------------------------------------------------------------------
Unassigned surplus (deficit)                                                             (640.6)   1,121.6
------------------------------------------------------------------------------------  ---------  ---------
Total capital and surplus                                                               2,564.5    2,968.4
------------------------------------------------------------------------------------  ---------  ---------
Total liabilities and capital and surplus                                             $70,622.7  $58,369.1
------------------------------------------------------------------------------------  ---------  ---------
                                                                                      ---------  ---------

See accompanying notes.                                                      S-1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                              YEAR ENDED DECEMBER 31
                                                                              1998       1997       1996
                                                                              ---------  ---------  ---------
                                                                              (IN MILLIONS)
                                                                              -------------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                                         $12,737.6  $ 5,589.0  $ 7,268.5
----------------------------------------------------------------------------
Net investment income                                                           2,107.2    1,847.1    1,756.3
----------------------------------------------------------------------------
Amortization of interest maintenance reserve                                       26.4       41.5       27.2
----------------------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded                           179.9       99.7       90.9
----------------------------------------------------------------------------
Expense charges on deposit funds                                                  134.6      119.3      100.7
----------------------------------------------------------------------------
Separate account investment management and administration service fees            396.3      325.5      244.6
----------------------------------------------------------------------------
Other income                                                                       31.3       21.3       16.8
----------------------------------------------------------------------------  ---------  ---------  ---------
Total revenues                                                                 15,613.3    8,043.4    9,505.0
----------------------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                                               13,964.1    4,522.1    5,989.9
----------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                         2,919.4    3,053.9    3,123.1
----------------------------------------------------------------------------  ---------  ---------  ---------
Total benefits and expenses                                                    16,883.5    7,576.0    9,113.0
----------------------------------------------------------------------------  ---------  ---------  ---------
Gain (loss) from operations before dividends to policyholders, income taxes
and net realized gain on investments                                           (1,270.2)     467.4      392.0
----------------------------------------------------------------------------
Dividends to policyholders                                                         67.9       27.5       27.3
----------------------------------------------------------------------------  ---------  ---------  ---------
Gain (loss) from operations before federal income taxes and net realized
gain on investments                                                            (1,338.1)     439.9      364.7
----------------------------------------------------------------------------
Federal income taxes (credit)                                                    (141.0)      78.3       83.6
----------------------------------------------------------------------------  ---------  ---------  ---------
Gain (loss) from operations before net realized gain on investments            (1,197.1)     361.6      281.1
----------------------------------------------------------------------------
Net realized gain on investments, net of income tax expense and excluding
net transfers to the interest maintenance reserve                                  46.8       31.3       53.3
----------------------------------------------------------------------------  ---------  ---------  ---------
Net income (loss)                                                             $(1,150.3) $   392.9  $   334.4
----------------------------------------------------------------------------  ---------  ---------  ---------
                                                                              ---------  ---------  ---------

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                               YEAR ENDED DECEMBER 31
                                                                               1998       1997       1996
                                                                               ---------  ---------  ---------
                                                                               (IN MILLIONS)
                                                                               -------------------------------
Capital and surplus at beginning of year                                       $ 2,968.4  $ 1,962.6  $ 1,732.9
-----------------------------------------------------------------------------
Correction of prior year's asset valuation reserve                                    --      (37.6)        --
-----------------------------------------------------------------------------
Correction of prior year's admitted assets                                            --      (57.0)        --
-----------------------------------------------------------------------------  ---------  ---------  ---------
                                                                                 2,968.4    1,868.0    1,732.9
CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income (loss)                                                               (1,150.3)     392.9      334.4
-----------------------------------------------------------------------------
Difference in cost and admitted investment amounts                                (304.8)     (36.2)      38.6
-----------------------------------------------------------------------------
Nonadmitted assets                                                                 (17.1)      (0.4)      (3.0)
-----------------------------------------------------------------------------
Regulatory liability for reinsurance                                               (35.2)      (3.9)       0.6
-----------------------------------------------------------------------------
Life policy reserve valuation basis                                                 (0.4)      (0.9)      (0.4)
-----------------------------------------------------------------------------
Asset valuation reserve                                                            (34.5)     (36.9)    (105.5)
-----------------------------------------------------------------------------
Proceeds from surplus notes from shareholder                                     1,250.0         --         --
-----------------------------------------------------------------------------
Paid-in surplus, including contribution of common stock of affiliated
company in 1997                                                                    108.4      938.4      100.0
-----------------------------------------------------------------------------
Separate account receivable due to change in valuation                                --       (2.6)        --
-----------------------------------------------------------------------------
Dividends to shareholder                                                          (220.0)    (150.0)    (135.0)
-----------------------------------------------------------------------------  ---------  ---------  ---------
Capital and surplus at end of year                                             $ 2,564.5  $ 2,968.4  $ 1,962.6
-----------------------------------------------------------------------------  ---------  ---------  ---------
                                                                               ---------  ---------  ---------

See accompanying notes.                                                      S-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                                         YEAR ENDED DECEMBER 31
                                                                         1998        1997        1996
                                                                         ----------  ----------  ----------
                                                                         (IN MILLIONS)
                                                                         ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received              $ 13,495.2  $  6,364.3  $  8,059.4
-----------------------------------------------------------------------
Allowances and reserve adjustments paid on reinsurance ceded                 (632.4)     (649.2)     (767.5)
-----------------------------------------------------------------------
Investment income received                                                  2,003.9     1,798.8     1,700.6
-----------------------------------------------------------------------
Separate account investment management and administration service fees        396.3       325.5       244.6
-----------------------------------------------------------------------
Benefits paid                                                              (7,395.8)   (5,345.2)   (4,050.4)
-----------------------------------------------------------------------
Insurance expenses paid                                                    (2,909.7)   (3,193.0)   (3,216.8)
-----------------------------------------------------------------------
Federal income taxes recovered (paid)                                          84.2       (87.0)      (72.3)
-----------------------------------------------------------------------
Dividends to policyholders                                                    (12.9)      (28.4)      (27.7)
-----------------------------------------------------------------------
Other income received and expenses paid, net                                  207.0        (8.7)      117.0
-----------------------------------------------------------------------  ----------  ----------  ----------
Net cash provided by (used in) operating activities                         5,235.8      (822.9)    1,986.9
-----------------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                                 10,926.5    12,142.6    12,542.0
-----------------------------------------------------------------------
Purchase of investments                                                   (16,950.0)  (10,345.0)  (14,175.4)
-----------------------------------------------------------------------
Other sources (uses) including reinsured policy loans                        (778.3)      529.1      (377.2)
-----------------------------------------------------------------------  ----------  ----------  ----------
Net cash provided by (used in) investing activities                        (6,801.8)    2,326.7    (2,010.6)
-----------------------------------------------------------------------

FINANCING ACTIVITIES
Surplus paid-in                                                               108.4          --       100.0
-----------------------------------------------------------------------
Proceeds from surplus notes from shareholder                                1,250.0          --          --
-----------------------------------------------------------------------
Proceeds from borrowings from shareholder                                     140.0       120.0       100.0
-----------------------------------------------------------------------
Repayment of borrowings from shareholder                                     (120.0)     (100.0)      (63.0)
-----------------------------------------------------------------------
Dividends paid to shareholder                                                (220.0)     (150.0)     (135.0)
-----------------------------------------------------------------------  ----------  ----------  ----------
Net cash provided by (used in) financing activities                         1,158.4      (130.0)        2.0
-----------------------------------------------------------------------  ----------  ----------  ----------
Net increase (decrease) in cash and short-term investments                   (407.6)    1,373.8       (21.7)
-----------------------------------------------------------------------
Cash and short-term investments at beginning of year                        2,133.0       759.2       780.9
-----------------------------------------------------------------------  ----------  ----------  ----------
Cash and short-term investments at end of year                           $  1,725.4  $  2,133.0  $    759.2
-----------------------------------------------------------------------  ----------  ----------  ----------
                                                                         ----------  ----------  ----------

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

    ORGANIZATION AND OPERATIONS
    The Lincoln National Life Insurance Company ("Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 1998, the Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ("LNH&C"), Lincoln National Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LLANY").

    The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life and health insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several U.S. territories.

    USE OF ESTIMATES
    The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

    BASIS OF PRESENTATION
    The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

    Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the Interest Maintenance Reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pre-tax basis in the period in which the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    SUBSIDIARIES
    The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's subsidiaries are carried at their statutory-basis net equity and presented in the balance sheet as affiliated common stocks.

    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS
    Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

    Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

    REINSURANCE
    Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, all assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity and assumption reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting whereas such contracts would be accounted for using deposit accounting under GAAP.

    INCOME TAXES
    Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    SURPLUS NOTES DUE TO LNC
    Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory-basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner whereas under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

    STATEMENTS OF CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

    A reconciliation of the Company's net income (loss) and capital and surplus determined on a statutory-basis with amounts determined in accordance with GAAP is as follows:

                                             CAPITAL AND SURPLUS   NET INCOME (LOSS)
                                             -----------------------------------------------------

                                             DECEMBER 31           YEAR ENDED DECEMBER 31
                                             1998       1997       1998       1997       1996
                                             -----------------------------------------------------
                                             (IN MILLIONS)
                                             -----------------------------------------------------
Amounts reported on a statutory-basis        $ 2,564.5  $ 2,968.4  $(1,150.3) $   392.9  $   334.4
-------------------------------------------
GAAP adjustments:
  Deferred policy acquisition costs,
    present value of future profits and
    goodwill                                   3,085.2      958.3       48.5      (98.9)      66.7
   ----------------------------------------
  Policy and contract reserves                (2,299.9)  (1,672.9)   1,743.4      (48.6)     (57.1)
   ----------------------------------------
  Interest maintenance reserve                   159.7      135.4       24.4       58.7      (39.7)
   ----------------------------------------
  Deferred income taxes                          181.6      (13.0)    (218.6)      70.3        1.8
   ----------------------------------------
  Policyholders' share of earnings and
    surplus on participating business           (132.8)     (79.8)       3.2        5.3        (.3)
   ----------------------------------------
  Asset valuation reserve                        484.5      450.0         --         --         --
   ----------------------------------------
  Net realized gain (loss) on investments       (174.1)     (91.5)    (116.7)     (20.4)      78.7
   ----------------------------------------
  Unrealized gain on investments               1,335.1    1,245.5         --         --         --
   ----------------------------------------
  Nonadmitted assets, including nonadmitted
    investments                                  119.1       61.0         --         --         --
   ----------------------------------------
  Investments in subsidiary companies            490.4      188.8       41.3      (80.5)      29.9
   ----------------------------------------
  Surplus notes and related interest          (1,251.5)        --       (1.5)        --         --
   ----------------------------------------
  Other, net                                    (120.1)    (162.5)     103.6      (35.0)     (82.6)
   ----------------------------------------  ---------  ---------  ---------  ---------  ---------
Net increase (decrease)                        1,877.2    1,019.3    1,627.6     (149.1)      (2.6)
-------------------------------------------  ---------  ---------  ---------  ---------  ---------
Amounts on a GAAP basis                      $ 4,441.7  $ 3,987.7  $   477.3  $   243.8  $   331.8
-------------------------------------------  ---------  ---------  ---------  ---------  ---------
                                             ---------  ---------  ---------  ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

    Preferred stocks are reported at cost or amortized cost.

    Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

    Policy loans are reported at unpaid balances.

    The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items through the IMR. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amoritized to net investment income on a straight-line basis over the term of the respective derivative.

    Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations, increased liabilities associated with certain reinsurance agreements and foreign exchange risk. Moreover, the derivatives used are designated as a hedge and reduce the indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items have been sold, terminated or matured, the change in value of the derivatives is included in net income.

    Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

    LOANED SECURITIES
    Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the repurchase price. It is the Company's policy to take possession of securities with a market value at least equal to the securities loaned. Securities loaned are recorded at amortized cost as long as the value of the related collateral is sufficient. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

    GOODWILL
    Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

    PREMIUMS
    Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFITS
    Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenerios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserve released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    INCOME TAXES
    The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

    STOCK OPTIONS
    The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee must pay to acquire the stock.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for variable life and variable annuity contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in income from separate account investment management and administration service fees. Mortality charges on variable universal life contracts are included in income from expense charges on deposit funds. Fees charged relative to variable annuity and variable universal life administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from separate account investment management and administration service fees.

    RECLASSIFICATION
    Certain amounts in the 1997 financial statements have been reclassified to conform with the 1998 presentation. These reclassifications had no effect on unassigned surplus or net income previously reported.

2.  PERMITTED STATUTORY ACCOUNTING PRACTICES
    The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department. "Prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

    In 1998, the NAIC adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory-basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of Indiana must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is anticipated that Indiana will adopt Codification, however, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

    The Company has received written approval from the Insurance Department to record surrender charges applicable to separate account liabilities for variable life and annuity products as a liability in the separate account financial statements payable to the Company's general account. In the accompanying financial statements, a corresponding receivable is recorded with the related income impact recorded in the accompanying Statement of Operations as a change in reserves or change in premium and other deposit funds.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS
    The major categories of net investment income are as follows:

                                                                     YEAR ENDED DECEMBER 31
                                                                     1998       1997       1996
                                                                     -------------------------------
                                                                     (IN MILLIONS)
                                                                     -------------------------------
Income:
  Bonds                                                              $ 1,714.3  $ 1,524.4  $ 1,442.2
   ----------------------------------------------------------------
  Preferred stocks                                                        19.7       23.5        9.6
   ----------------------------------------------------------------
  Unaffiliated common stocks                                              10.6        8.3        6.5
   ----------------------------------------------------------------
  Affiliated common stocks                                                 5.2       15.0        9.5
   ----------------------------------------------------------------
  Mortgage loans on real estate                                          323.6      257.2      269.3
   ----------------------------------------------------------------
  Real estate                                                             81.4       92.2      114.4
   ----------------------------------------------------------------
  Policy loans                                                            86.5       37.5       35.0
   ----------------------------------------------------------------
  Other investments                                                       26.5       28.2       22.4
   ----------------------------------------------------------------
  Cash and short-term investments                                        104.7       70.3       48.9
   ----------------------------------------------------------------  ---------  ---------  ---------
Total investment income                                                2,372.5    2,056.6    1,957.8
-------------------------------------------------------------------
Expenses:
  Depreciation                                                            19.3       21.0       25.0
   ----------------------------------------------------------------
  Other                                                                  246.0      188.5      176.5
   ----------------------------------------------------------------  ---------  ---------  ---------
Total investment expenses                                                265.3      209.5      201.5
-------------------------------------------------------------------  ---------  ---------  ---------
Net investment income                                                $ 2,107.2  $ 1,847.1  $ 1,756.3
-------------------------------------------------------------------  ---------  ---------  ---------
                                                                     ---------  ---------  ---------

    Nonadmitted accrued investment income at December 31, 1997 amounted to $2,600,000, consisting principally of interest on bonds in default and mortgage loans. No accrued investment income was nonadmitted at December 31, 1998.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                     COST OR    GROSS        GROSS
                                                     AMORTIZED  UNREALIZED   UNREALIZED   FAIR
                                                     COST       GAINS        LOSSES       VALUE
                                                     ----------------------------------------------
                                                     (IN MILLIONS)
                                                     ----------------------------------------------
At December 31, 1998:
  Corporate                                          $17,658.4   $ 1,159.8    $   148.2   $18,670.0
   ------------------------------------------------
  U.S. government                                        900.7        88.8          3.4       986.1
   ------------------------------------------------
  Foreign government                                     947.8        59.9         61.2       946.5
   ------------------------------------------------
  Mortgage-backed                                      4,312.1       171.6         33.4     4,450.3
   ------------------------------------------------
  State and municipal                                     11.9          .7           --        12.6
   ------------------------------------------------  ---------  -----------  -----------  ---------
                                                     $23,830.9   $ 1,480.8    $   246.2   $25,065.5
                                                     ---------  -----------  -----------  ---------
                                                     ---------  -----------  -----------  ---------

At December 31, 1997:
  Corporate                                          $13,003.8   $   942.2    $    60.1   $13,885.9
   ------------------------------------------------
  U.S. government                                        436.3        67.9           --       504.2
   ------------------------------------------------
  Foreign government                                   1,202.1       104.9          5.4     1,301.6
   ------------------------------------------------
  Mortgage-backed                                      3,874.3       215.2         27.1     4,062.4
   ------------------------------------------------
  State and municipal                                     44.2          .3           --        44.5
   ------------------------------------------------  ---------  -----------  -----------  ---------
                                                     $18,560.7   $ 1,330.5    $    92.6   $19,798.6
                                                     ---------  -----------  -----------  ---------
                                                     ---------  -----------  -----------  ---------

    The carrying amount of bonds in the balance sheets at December 31, 1998 and 1997 reflects adjustments of $11,800,000 and $5,500,000, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC ("SVO") designating certain investments as low or lower quality.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1998, by contractual maturity, is as follows:

                                                                               COST OR
                                                                               AMORTIZED  FAIR
                                                                               COST       VALUE
                                                                               --------------------
                                                                               (IN MILLIONS)
                                                                               --------------------
Maturity:
  In 1999                                                                      $   705.6  $   712.6
   --------------------------------------------------------------------------
  In 2000-2003                                                                   4,041.9    4,142.8
   --------------------------------------------------------------------------
  In 2004-2008                                                                   6,652.0    6,860.1
   --------------------------------------------------------------------------
  After 2008                                                                     8,119.3    8,899.7
   --------------------------------------------------------------------------
  Mortgage-backed securities                                                     4,312.1    4,450.3
   --------------------------------------------------------------------------  ---------  ---------
Total                                                                          $23,830.9  $25,065.5
-----------------------------------------------------------------------------  ---------  ---------
                                                                               ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    Proceeds from sales of investments in bonds during 1998, 1997 and 1996 were $9,395,000,000, $9,715,000,000 and
    $10,996,900,000, respectively. Gross gains during 1998, 1997 and 1996 of $186,300,000, $218,100,000 and $169,700,000,
    respectively, and gross losses of $138,000,000, $78,000,000 and $177,000,000, respectively, were realized on those sales.

    At December 31, 1998 and 1997, investments in bonds, with an admitted asset value of $97,800,000 and $76,200,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

    Unrealized gains and losses on investments in unaffiliated common stocks and preferred stocks are reported directly in unassigned surplus and do not affect operations. The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                          COST OR     GROSS        GROSS
                                          AMORTIZED   UNREALIZED   UNREALIZED   FAIR
                                          COST        GAINS        LOSSES       VALUE
                                          --------------------------------------------
                                          (IN MILLIONS)
                                          --------------------------------------------
At December 31, 1998:
  Preferred stocks                         $236.0       $ 8.9        $ 2.4      $242.5
----------------------------------------
  Unaffiliated common stocks                223.3        62.0         26.0       259.3
----------------------------------------
At December 31, 1997:
  Preferred stocks                         $257.3       $12.1        $  .7      $268.7
----------------------------------------
  Unaffiliated common stocks                357.0        98.5         19.5       436.0
----------------------------------------

    The carrying amount of preferred stocks in the balance sheets at December 31, 1998 and 1997 reflects adjustments of $5,800,000 and $4,000,000, respectively, to decrease amortized cost as a result of the SVO designating certain investments as low or lower quality.

    During 1998, the minimum and maximum lending rates for mortgage loans were 6.41% and 8.08%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1998, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The components of the Company's real estate are summarized as follows:

                                                                                     DECEMBER 31
                                                                                     1998       1997
                                                                                     --------------------
                                                                                     (IN MILLIONS)
                                                                                     --------------------
Occupied by the Company:
  Land                                                                               $     2.5  $     2.5
   --------------------------------------------------------------------------------
  Buildings                                                                                9.0        8.4
   --------------------------------------------------------------------------------
  Less accumulated depreciation                                                           (1.7)      (1.2)
   --------------------------------------------------------------------------------  ---------  ---------
Net real estate occupied by the Company                                                    9.8        9.7
-----------------------------------------------------------------------------------
Other:
  Land                                                                                    93.2      124.1
   --------------------------------------------------------------------------------
  Buildings                                                                              413.0      491.6
   --------------------------------------------------------------------------------
  Other                                                                                    7.9        8.1
   --------------------------------------------------------------------------------
  Less accumulated depreciation                                                          (50.1)     (49.1)
   --------------------------------------------------------------------------------  ---------  ---------
Net other real estate                                                                    464.0      574.7
-----------------------------------------------------------------------------------  ---------  ---------
Net real estate                                                                      $   473.8  $   584.4
-----------------------------------------------------------------------------------  ---------  ---------
                                                                                     ---------  ---------

    Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                          1998       1997       1996
                                                                          -------------------------------
                                                                          (IN MILLIONS)
                                                                          -------------------------------
Realized capital gains                                                    $   179.7  $   209.3  $    69.3
------------------------------------------------------------------------
Less amount transferred to IMR (net of related taxes (credit) of $27.3,
$54.0 and $(6.7) in 1998, 1997 and 1996, respectively)                         50.8      100.2      (12.4)
------------------------------------------------------------------------  ---------  ---------  ---------
                                                                              128.9      109.1       81.7
Less federal income taxes on realized gains                                    82.1       77.8       28.4
------------------------------------------------------------------------  ---------  ---------  ---------
Net realized capital gains                                                $    46.8  $    31.3  $    53.3
------------------------------------------------------------------------  ---------  ---------  ---------
                                                                          ---------  ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4.  SUBSIDIARIES
    Statutory-basis financial information related to the Company's four wholly owned insurance subsidiaries is summarized as follows (in millions):

                                                           DECEMBER 31, 1998
                                                           --------------------------------------------
                                                           FIRST
                                                           PENN       LNH&C        LNRAC      LLANY
                                                           --------------------------------------------
Cash and invested assets                                   $ 1,221.1   $   333.9   $   403.6  $ 1,938.0
---------------------------------------------------------
Other assets                                                    40.3        31.3       490.0      270.2
---------------------------------------------------------  ---------  -----------  ---------  ---------
Total admitted assets                                      $ 1,261.4   $   365.2   $   893.6  $ 2,208.2
---------------------------------------------------------  ---------  -----------  ---------  ---------
                                                           ---------  -----------  ---------  ---------

Insurance reserves                                         $ 1,149.8   $   266.3   $   281.8  $ 1,814.5
---------------------------------------------------------
Other liabilities                                               42.0        24.0       553.7       45.1
---------------------------------------------------------
Liabilities related to separate accounts                          --          --          --      236.9
---------------------------------------------------------
Capital and surplus                                             69.6        74.9        58.1      111.7
---------------------------------------------------------  ---------  -----------  ---------  ---------
Total liabilities and capital and surplus                  $ 1,261.4   $   365.2   $   893.6  $ 2,208.2
---------------------------------------------------------  ---------  -----------  ---------  ---------
                                                           ---------  -----------  ---------  ---------

                                                             DECEMBER 31, 1998
                                                             --------------------------------------------
                                                             FIRST
                                                             PENN       LNH&C        LNRAC      LLANY
                                                             --------------------------------------------
Revenues                                                     $   310.4   $   165.0   $   150.3  $ 1,402.6
-----------------------------------------------------------
Expenses                                                         310.6       164.4       139.5    1,656.1
-----------------------------------------------------------
Net realized gains (losses)                                       (0.3)        0.9        (0.1)      (0.7)
-----------------------------------------------------------  ---------  -----------  ---------  ---------
Net income (loss)                                            $    (0.5)  $     1.5   $    10.7  $  (254.2)
-----------------------------------------------------------  ---------  -----------  ---------  ---------
                                                             ---------  -----------  ---------  ---------

                                                             DECEMBER 31, 1997
                                                             ------------------------------------------------
                                                             FIRST
                                                             PENN       LNH&C        LNRAC        LLANY
                                                             ------------------------------------------------
Cash and invested assets                                     $ 1,154.4   $   284.8    $   399.0    $   796.3
-----------------------------------------------------------
Other assets                                                      36.9        77.3        481.6        130.8
-----------------------------------------------------------  ---------  -----------  -----------  -----------
Total admitted assets                                        $ 1,191.3   $   362.1    $   880.6    $   972.1
-----------------------------------------------------------  ---------  -----------  -----------  -----------
                                                             ---------  -----------  -----------  -----------

Insurance reserves                                           $ 1,072.2   $   266.7    $   279.3    $   588.7
-----------------------------------------------------------
Other liabilities                                                 48.4        21.7        546.4          5.8
-----------------------------------------------------------
Liabilities related to separate accounts                            --          --           --        164.7
-----------------------------------------------------------
Capital and surplus                                               70.7        73.7         54.9        212.9
-----------------------------------------------------------  ---------  -----------  -----------  -----------
Total liabilities and capital and surplus                    $ 1,191.3   $   362.1    $   880.6    $   972.1
-----------------------------------------------------------  ---------  -----------  -----------  -----------
                                                             ---------  -----------  -----------  -----------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4.  SUBSIDIARIES (CONTINUED)

                                                               DECEMBER 31, 1997
                                                               ----------------------------------------------
                                                               FIRST
                                                               PENN       LNH&C      LNRAC        LLANY
                                                               ----------------------------------------------
Revenues                                                       $   267.6  $   135.4   $   125.3    $   230.0
-------------------------------------------------------------
Expenses                                                           262.6      244.2       114.6        224.4
-------------------------------------------------------------
Net realized gains (losses)                                           .1         .6         (.1)         (.1)
-------------------------------------------------------------  ---------  ---------  -----------  -----------
Net income (loss)                                              $     5.1  $  (108.2)  $    10.6    $     5.5
-------------------------------------------------------------  ---------  ---------  -----------  -----------
                                                               ---------  ---------  -----------  -----------

    The Company also owns three non-insurance subsidiaries, all of which were formed or acquired in 1998. AnnuityNet, Inc. was formed for the distribution of variable annuities over the internet and is valued on the equity method with an admitted asset value of $1,500,000 at December 31, 1998. Lincoln National Insurance Associates was purchased for $600,000 and is valued on the equity method with an admitted asset value of $600,000 at December 31, 1998. Sagemark Consulting, Inc. ("Sagemark") was purchased in 1998 and is a broker dealer acquired in connection with a reinsurance transaction completed in 1998. Sagemark is valued on the equity method with an admitted asset value of $5,700,000 at December 31, 1998.

    The carrying value of all affiliated common stocks, was $322,100,000 and $412,100,000 at December 31, 1998 and 1997,
    respectively. The insurance affiliates are carried at statutory-basis net equity while other affiliates are recorded at GAAP basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. The cost basis of investments in subsidiaries as of December 31, 1998 and 1997 was $631,100,000 and
    $466,200,000, respectively.

    During 1998, 1997 and 1996 the Company's insurance subsidiaries paid dividends of $5,200,000, $15,000,000 and $10,500,000, respectively.

5.  FEDERAL INCOME TAXES
    The effective federal income tax rate in the accompanying statements of operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends received tax deductions and differences between statutory accounting and tax return recognition relative to policy acquisition costs, policy and contract liabilities and reinsurance ceding commissions.

    In 1997 and 1996, federal income taxes incurred totaled
    $78,300,000 and $83,600,000, respectively. In 1998, a
    federal income tax net operating loss of $103,800,000 and tax credits of $19,300,000 were incurred and carried back to recover taxes paid in prior years.

    The Company paid $2,300,000, $164,500,000 and $100,400,000 to LNC in 1998, 1997 and 1996, respectively, for federal income taxes.

    Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company has approximately $187,000,000 of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5.  FEDERAL INCOME TAXES (CONTINUED)
    became taxable under the current federal income tax rate, the tax would be approximately $65,500,000.

6.  SUPPLEMENTAL FINANCIAL DATA
    The balance sheet caption, "Other admitted assets", includes amounts recoverable from other insurers for claims paid by the Company, and the balance sheet caption, "Future policy benefits and claims," has been reduced for insurance ceded as follows:

                                                                                 DECEMBER 31
                                                                                 1998       1997
                                                                                 --------------------
                                                                                 (IN MILLIONS)
                                                                                 --------------------
Insurance ceded                                                                  $ 4,081.8  $ 1,431.0
-------------------------------------------------------------------------------
Amounts recoverable from other insurers                                               79.9       35.9
-------------------------------------------------------------------------------

    Reinsurance transactions, excluding assumption reinsurance, included in the income statement caption, "Premiums and deposits," are as follows:

                                                                        YEAR ENDED DECEMBER 31
                                                                        1998       1997       1996
                                                                        -------------------------------
                                                                        (IN MILLIONS)
                                                                        -------------------------------
Insurance assumed                                                       $ 9,018.9  $   727.2  $   241.3
----------------------------------------------------------------------
Insurance ceded                                                             877.1      302.9      193.3
----------------------------------------------------------------------  ---------  ---------  ---------
Net amount included in premiums                                         $ 8,141.8  $   424.3  $    48.0
----------------------------------------------------------------------  ---------  ---------  ---------
                                                                        ---------  ---------  ---------

    The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $2,098,800,000, $1,240,500,000 and $787,900,000 for 1998,
    1997 and 1996, respectively.

    Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                               DECEMBER 31
                                                                               1998       1997
                                                                               --------------------
                                                                               (IN MILLIONS)
                                                                               --------------------
Premium deposit funds                                                          $16,285.2  $16,201.8
-----------------------------------------------------------------------------
Undistributed earnings on participating business                                   348.4      142.0
-----------------------------------------------------------------------------
Other                                                                               13.9       16.3
-----------------------------------------------------------------------------  ---------  ---------
                                                                               $16,647.5  $16,360.1
                                                                               ---------  ---------
                                                                               ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6.  SUPPLEMENTAL FINANCIAL DATA (CONTINUED)
    Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                                                         DECEMBER 31, 1998
                                                                         -----------------------------------
                                                                                                 NET OF
                                                                         GROSS      LOADING      LOADING
                                                                         -----------------------------------
                                                                         (IN MILLIONS)
                                                                         -----------------------------------
Ordinary new business                                                    $     9.5   $     3.4    $     6.1
-----------------------------------------------------------------------
Ordinary renewal                                                             (13.7)       11.3        (25.0)
-----------------------------------------------------------------------
Group life                                                                    14.2          .2         14.0
-----------------------------------------------------------------------  ---------       -----   -----------
                                                                         $    10.0   $    14.9    $    (4.9)
                                                                         ---------       -----   -----------
                                                                         ---------       -----   -----------

                                                                          DECEMBER 31, 1997
                                                                          -----------------------------------
                                                                                                  NET OF
                                                                          GROSS      LOADING      LOADING
                                                                          -----------------------------------
                                                                          (IN MILLIONS)
                                                                          -----------------------------------
Ordinary new business                                                     $     3.2   $     2.4    $      .8
------------------------------------------------------------------------
Ordinary renewal                                                               17.8         3.2         14.6
------------------------------------------------------------------------
Group life                                                                     10.6          .2         10.4
------------------------------------------------------------------------  ---------         ---        -----
                                                                          $    31.6   $     5.8    $    25.8
                                                                          ---------         ---        -----
                                                                          ---------         ---        -----

    The Company has entered into non-exclusive managing general agent agreements with International Benefit Services Corp., HRM Claim Management, Inc. and Pediatrics Insurance Consultants, Inc. to write group life and health business. Direct premiums written related to the agreements amounted to $11,900,000 and $13,400,000 in 1998 and 1997, respectively. During 1996, LNC Administrative Services Corporation, an affiliate, entered into a similar agreement with the Company with direct premiums written amounting to $7,000,000 and $7,200,000 in 1998 and 1997, respectively.
    Authority granted by the managing general agents agreements include underwriting, claims adjustment and claims payment services.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7.  ANNUITY RESERVES
    At December 31, 1998, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                  AMOUNT     PERCENT
                                                                                  ----------------------
                                                                                  (IN MILLIONS)
                                                                                  ----------------------
Subject to discretionary withdrawal with adjustment:
  With market value adjustment                                                    $ 2,659.5           5%
   -----------------------------------------------------------------------------
  At book value, less surrender charge                                              2,959.2           5
   -----------------------------------------------------------------------------
  At market value                                                                  35,472.0          63
   -----------------------------------------------------------------------------  ---------         ---
                                                                                   41,090.7          73
Subject to discretionary withdrawal without adjustment at book value with
minimal or no charge or adjustment                                                 12,747.3          22
--------------------------------------------------------------------------------
Not subject to discretionary withdrawal                                             2,625.1           5
--------------------------------------------------------------------------------  ---------         ---
Total annuity reserves and deposit fund liabilities -- before reinsurance          56,463.1         100%
--------------------------------------------------------------------------------                    ---
                                                                                                    ---
Less reinsurance                                                                    1,683.8
--------------------------------------------------------------------------------  ---------
Net annuity reserves and deposit fund liabilities, including separate accounts    $54,779.3
--------------------------------------------------------------------------------  ---------
                                                                                  ---------

    A reconciliation of the total net annuity reserves and deposit fund liabilities to the amounts reported in the Company's 1998 Annual Statement and the Company's Separate
    Accounts Annual Statement is as follows:

                                                                    DECEMBER 31,
                                                                    1998
                                                                    -------------
                                                                    (IN MILLIONS)
                                                                    -------------
Per 1998 Annual Statement:
  Exhibit 8, Section B -- Total (net)                                 $ 2,554.6
----------------------------------------------------------------
  Exhibit 8, Section C -- Total (net)                                      26.0
----------------------------------------------------------------
  Exhibit 10, Column 1, Line 19                                        16,579.6
----------------------------------------------------------------    -------------
                                                                       19,160.2
----------------------------------------------------------------    -------------
Per Separate Accounts Annual Statement
  Exhibit 6, Column 2, Line 0299999                                       146.4
----------------------------------------------------------------
  Page 3, Line 3                                                       35,472.7
----------------------------------------------------------------    -------------
                                                                       35,619.1
----------------------------------------------------------------    -------------
Total net annuity reserves and deposit fund liabilities               $54,779.3
----------------------------------------------------------------    -------------
                                                                    -------------

8.  CAPITAL AND SURPLUS
    In 1998, the Company issued two surplus notes to LNC in return for cash of $1,250,000,000. The first note for $500,000,000 was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998. This note calls for the Company to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8.  CAPITAL AND SURPLUS (CONTINUED)
    repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,315,700,000 at December 31, 1998), and subject to approval by the Indiana Insurance Commissioner. No interest payments were approved by the Indiana Insurance Commissioner as of December 31, 1998 and, thus, no amounts were accrued at that date.

    The second note for $750,000,000 was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction. This note calls for the Company to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,379,600,000 at December 31, 1998), and subject to approval by the Indiana Insurance Commissioner. No interest payments were approved by the Indiana Insurance Commissioner as of December 31, 1998 and, thus, no amounts were accrued at that date.

    A summary of the terms of these surplus notes follows:

                                                                    CURRENT YEAR
                                     PRINCIPAL        PRINCIPAL       INTEREST
  DATE ISSUED                      AMOUNT OF NOTE    OUTSTANDING        PAID
  -------------------------------  --------------   -------------   ------------
  January 5, 1998                   $500,000,000    $ 500,000,000   $ 32,300,000
  -------------------------------
  December 18, 1998                  750,000,000      750,000,000             --
  -------------------------------

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1998, the Company exceeds the RBC requirements.

    The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. In January 1998, the Company assumed a block of individual life insurance and annuity business from CIGNA and in October 1998, the Company assumed a block of individual life insurance business from Aetna (see Note 10). The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related ceding commission was expensed in the accompanying Statement of Operations and resulted in the reduction of unassigned surplus. As a result of these transactions, the Company's statutory-basis unassigned surplus is negative as of December 31, 1998 and it will be necessary for the Company to obtain prior approval of the Indiana Insurance Commissioner before paying any dividends to LNC until such time as statutory-basis unassigned surplus is positive. It is expected that statutory-basis unassigned surplus will return to a positive position within two to three years from the closing of the Aetna transaction assuming a level of statutory-basis earnings coinciding with recent earnings patterns. If statutory-basis earnings are less then recent patterns due to adverse operating conditions or further indemnity reinsurance transactions of this nature or other factors, or if dividends are approved and paid at amounts higher than recent history, the statutory-basis unassigned surplus may not return to a positive position as soon as expected. Although no assurance can be given, management believes that the approvals for the payment of such dividends in amounts consistent with those paid in the past can be obtained.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9.  EMPLOYEE BENEFIT PLANS
    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial statements of income or financial position for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Option issued subsequent to 1991 are exercisable in 25% increments on the option issuance anniversary in the four years following issuance.

    As of December 31, 1998, 885,252 and 504,369 shares of LNC common stock were subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 430,053 and 87,160, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $23.50 to $96.41. During 1998, 1997 and 1996, 136,469, 170,789 and 72,405 options were exercised, respectively, and 18,288, 1,846 and 10,950 options were forfeited, respectively.

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES
    DISABILITY INCOME CLAIMS
    The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1998 and 1997 is a net liability of $670,100,000 and $516,900,000, respectively. This liability is based on the assumption that the recent experience will continue in the future. If incidence levels and/or claim termination rates fluctuate significantly from the assumptions underlying reserves, adjustments to reserves could be required in the future. Accordingly, this liability may prove to be deficient or excessive. The Company reviews reserve levels on an ongoing basis. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    During 1997, the Company conducted an in-depth review of loss experience on its disability income business. As a result of this study, the reserve level was deemed to be inadequate to meet future obligations if current incident levels were to continue in the future. In order to address this situation, the Company strengthened its disability income reserves by $80,000,000 in 1997.

    MARKETING AND COMPLIANCE ISSUES
    Regulators continue to focus on market conduct and compliance issues. Under certain circumstances companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

    GROUP PENSION ANNUITIES
    The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) development will not materially affect the financial position of the Company.

    LEASES
    The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

    Total rental expense on operating leases in 1998, 1997 and 1996 was $34,000,000, $29,300,000 and $26,400,000, respectively. Future minimum rental commitments are as follows (in millions):

1999                                    $    18.9
--------------------------------------
2000                                         18.4
--------------------------------------
2001                                         18.7
--------------------------------------
2002                                         18.7
--------------------------------------
2003                                         18.6
--------------------------------------
Thereafter                                  116.6
--------------------------------------  ---------
                                        $   209.9
                                        ---------
                                        ---------

    INFORMATION TECHNOLOGY COMMITMENT
    In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 1998 were $54,800,000. Future minimum annual costs range from $33,600,000 to $56,800,000, however future costs are dependent on usage and could exceed these amounts.

    INSURANCE CEDED AND ASSUMED
    The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. Prior to December 31, 1997, the Company limited its maximum coverage that it retained on an individual to $3,000,000. Based on a review of the capital and business in-force effective in January 1998, the Company changed the amount it will retain on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been reinsured with other companies to limit its exposure to interest rate risks. At December 31, 1998, the reserves associated with these reinsurance arrangements totaled $1,608,500,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying statutory-basis financial statements reflect premiums, benefits and policy acquisition expenses net of reinsurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

    Proceeds from the sale of common stock of American Statements Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LLANY reinsured 100% of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $1,127,700,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $4,658,200,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities.

    Pursuant to the terms of the reinsurance agreement, the Company, LLANY and CIGNA are in the final stages of agreeing to the statutory-basis values of these assets and liabilities. Any changes to these values that may occur in future periods will not be material to the Company's financial position.

    Subsequent to this transaction, the Company and LLANY announced that they had reached an agreement to sell the administration rights to a variable

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of August 1, 1998.

    In connection with the completion of the CIGNA reinsurance transaction, the Company recorded a charge of $31,000,000 to cover certain costs of integrating the existing operations with the new block of business.

    On October 1, 1998, the Company and LLANY entered into an indemnity reinsurance transaction whereby the Company and LLANY reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $856,300,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $815,300,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $2,813,300,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities. The Company financed this reinsurance transaction with proceeds from short-term debt borrowings from LNC until the December 18, 1998 surplus note was approved by the Insurance Department. Subsequent to the Aetna transaction, the Company and LLANY announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

    The Company assumes insurance from other companies, including certain affiliates. At December 31, 1998, the Company has provided $44,900,000 of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company has retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $43,400,000 and $8,200,000 at December 31, 1998 and 1997, respectively.

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1998, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 1998, 25% of such mortgages ($980,500,000) involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $58,200,000.

    At December 31, 1998, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    OTHER CONTINGENCY MATTERS
    The Company is involved in various pending or threatened legal proceedings arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse affect on the financial position of the Company.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
    Four lawsuits involving alleged fraud in the sale of interest sensitive universal life and whole life insurance have been filed as class actions against the Company, although the court has not certified a class in any of these cases. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. While the relief sought in these cases is substantial, it is premature to make assessments about the potential loss, if any, because the status of the cases ranges from the early states of litigation to the dismissal and appeals stage. Management intends to defend these suits vigorously. The amount of liability, if any, which may arise as a result of these suits cannot be reasonably estimated at this time.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

    GUARANTEES
    The Company has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Outstanding guarantees with off-balance-sheet risks at December 31, 1998 relate to mortgage loan pass-through certificates. The Company has sold commercial mortgage loans through grantor trusts which issued pass-through certificates. The Company has agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. The outstanding guarantees as of December 31, 1998 and 1997 were $30,900,000 and $41,600,000, respectively. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to the Company. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1998 and 1997.

    The Company's wholly owned subsidiary, LNH&C, accepts personal accident reinsurance programs from other insurance companies. Most of these programs are presented to LNH&C by independent brokers who represent the ceding companies. Certain excess of loss personal accident reinsurance programs created in the London market during 1993 through 1996 have produced and have potential to produce significant losses. At December 31, 1998 and 1997, liabilities of $177,400,000 and $186,300,000, respectively, have been established for such programs. These reserves are based on various estimates that are subject to considerable uncertainty. Accordingly, this reserve may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    The Company and LNH&C continue to investigate the personal accident reinsurance programs to determine if there are additional programs including certain workers compensation programs, which may produce losses. At this time, the Company and LNH&C do not have sufficient information to determine whether or not it is probable that additional losses have been incurred nor can the Company and LNH&C accurately estimate the ultimate cost or timing of the outcome on these programs.

    DERIVATIVES
    The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations, commodity risk, credit risk, increased liabilities associated with reinsurance agreements and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                              ASSETS (LIABILITIES)
                                          NOTIONAL OR         -----------------------------------
                                          (IN MILLIONS)       CARRYING   FAIR   CARRYING   FAIR
                                          -------------------------------------------------------
                                          CONTRACT AMOUNTS    VALUE      VALUE  VALUE      VALUE
                                          -------------------------------------------------------

                                          DECEMBER 31         DECEMBER 31       DECEMBER 31
                                          1998      1997      1998       1998   1997       1997
                                          -------------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements            $4,108.8  $4,900.0   $ 9.3     $  .9   $13.9     $   .9
       ---------------------------------
  Swaptions                                1,899.5   1,752.0    16.2       2.5     6.9        6.9
       ---------------------------------
  Interest rate swaps                        258.3      10.0      --       9.9      --       (1.8)
       ---------------------------------
  Put options                                 21.3        --      --       2.2      --         --
       ---------------------------------  --------  --------  --------   -----  --------   ------
                                           6,287.9   6,662.0    25.5      15.5    20.8        6.0
Foreign currency derivatives:
  Forward contracts                            1.5     163.1      --        --     5.4        5.4
       ---------------------------------
  Foreign currency swaps                      47.2      15.0      --        .3      --       (2.1)
       ---------------------------------  --------  --------  --------   -----  --------   ------
                                              48.7     178.1      --        .3     5.4        3.3
Commodity derivatives:
  Commodity swaps                              8.1        --      --       2.4      --         --
       ---------------------------------  --------  --------  --------   -----  --------   ------
                                          $6,344.7  $6,840.1   $25.5     $18.2   $26.2     $  9.3
                                          --------  --------  --------   -----  --------   ------
                                          --------  --------  --------   -----  --------   ------

    A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                      INTEREST RATE CAPS             SPREAD LOCKS   SWAPTIONS
                                      ------------------------------------------------------------------
                                      1998       1997       1998         1997       1998       1997
                                      ------------------------------------------------------------------
                                      (IN MILLIONS)
                                      ------------------------------------------------------------------
Balance at beginning of year          $ 4,900.0  $ 5,500.0   $      --   $      --  $ 1,752.0  $   672.0
------------------------------------
New contracts                             708.8         --          --        50.0      218.3    1,080.0
------------------------------------
Terminations and maturities            (1,500.0)    (600.0)         --       (50.0)     (70.8)        --
------------------------------------  ---------  ---------         ---   ---------  ---------  ---------
Balance at end of year                $ 4,108.8  $ 4,900.0   $      --   $      --  $ 1,899.5  $ 1,752.0
------------------------------------  ---------  ---------         ---   ---------  ---------  ---------
                                      ---------  ---------         ---   ---------  ---------  ---------

                                                                   FINANCIAL FUTURES
                                                                           CONTRACTS   INTEREST RATE SWAPS
                                                               --------------------------------------------
                                                               1998         1997       1998       1997
                                                               --------------------------------------------
Balance at beginning of year                                    $      --   $   147.7  $    10.0  $      --
-------------------------------------------------------------
New contracts                                                          --        88.3    2,226.6       10.0
-------------------------------------------------------------
Terminations and maturities                                            --      (236.0)  (1,978.3)        --
-------------------------------------------------------------         ---   ---------  ---------  ---------
Balance at end of year                                          $      --   $      --  $   258.3  $    10.0
-------------------------------------------------------------         ---   ---------  ---------  ---------
                                                                      ---   ---------  ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

                                                                      PUT OPTIONS                     COMMODITY SWAPS
                                                                      ------------------------------------------------
                                                                      1998       1997         1998         1997
                                                                      ------------------------------------------------
Balance at beginning of year                                          $      --   $      --    $      --    $      --
--------------------------------------------------------------------
New contracts                                                              21.3          --          8.1           --
--------------------------------------------------------------------
Terminations and maturities                                                  --          --           --           --
--------------------------------------------------------------------  ---------         ---          ---          ---
Balance at end of year                                                $    21.3   $      --    $     8.1    $      --
--------------------------------------------------------------------  ---------         ---          ---          ---
                                                                      ---------         ---          ---          ---


                                             FOREIGN CURRENCY DERIVATIVES (FOREIGN INVESTMENTS)
                                             ------------------------------------------------------------------

                                             FOREIGN EXCHANGE      FOREIGN CURRENCY        FOREIGN CURRENCY
                                             FORWARD CONTRACTS     OPTIONS                 SWAPS
                                             1998       1997       1998         1997       1998       1997
                                             ------------------------------------------------------------------
                                             (IN MILLIONS)
                                             ------------------------------------------------------------------
Balance at beginning of year                 $   163.1  $   251.5   $      --   $    43.9  $    15.0  $    15.0
-------------------------------------------
New contracts                                    419.8      833.1          --          --       39.2         --
-------------------------------------------
Terminations and maturities                     (581.4)    (921.6)         --       (43.9)      (7.0)        --
-------------------------------------------  ---------  ---------         ---   ---------  ---------  ---------
Balance at end of year                       $     1.5  $   163.0   $      --   $      --  $    47.2  $    15.0
-------------------------------------------  ---------  ---------         ---   ---------  ---------  ---------
                                             ---------  ---------         ---   ---------  ---------  ---------

    INTEREST RATE CAP AGREEMENTS
    The interest rate cap agreements, which expire in 1999 through 2006, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the interest rate caps is included in other assets ($9,300,000 as of December 31, 1998) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

    SWAPTIONS
    Swaptions, which expire in 1999 through 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the swaptions is included in other assets ($16,200,000 as of December 31, 1998) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

    SPREAD LOCK AGREEMENTS
    Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government note is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock program is to protect a portion of its fixed maturity securities against widening of spreads.

    FINANCIAL FUTURE CONTRACTS
    The Company uses exchange-traded financial futures contracts to hedge against interest rate risks and to manage duration of a portion of its

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily.

    INTEREST RATE SWAP AGREEMENTS
    The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price, level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty to the agreements the stream of variable coupon payments generated from the bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income.

    The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the anticipated purchase of assets to support newly acquired or assumed blocks of business. Once the assets are purchased, the gains resulting from the termination of the swap agreements are applied to the basis of the assets purchased. The gains are recognized in earnings over the life of the assets.

    PUT OPTION
    The Company uses put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate a fixed income, fixed maturity investment. The put options give the Company the right, but not the obligation, to sell to the counterparty of the agreement the specified securities on a specified date at a fixed price.

    FOREIGN CURRENCY DERIVATIVES (FOREIGN INVESTMENTS)
    The Company uses a combination of foreign exchange forward contracts, foreign currency options and foreign currency swaps, all of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. Foreign currency options give the Company the right, but not the obligation, to buy or sell a foreign currency at a specific exchange rate during a specified time period. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries pursuant to an agreement to re-exchange the two currencies at the same rate of exchange at a specified future date.

    COMMODITY SWAP
    The Company uses a commodity swap to hedge its exposure to fluctuations in the price of gold, which is the underlying variable in determining the periodic interest payments associated with a fixed income security. A commodity swap is a contractual agreement to exchange a certain amount of a particular commodity for a fixed amount of cash. The Company owns a fixed income security that meets its coupon payment obligations in gold bullion. The Company is obligated to pay to the counterparty the gold bullion, and in return, receives from the counterparty a stream of fixed income payments. The fixed income payments are the product of the swap notional multiplied by the fixed rate stated in the swap agreement. The net receipts/payments from commodity swaps are recorded in net investment income.

    ADDITIONAL DERIVATIVE INFORMATION
    Expenses for the agreements and contracts described above amounted to $10,000,000, $7,000,000 and $6,900,000 in 1998, 1997 and 1996, respectively.
    Deferred losses of $48,200,000 as of December 31, 1998, were the result of:
    1) terminated and expired spread-lock agreements and; 2) terminated interest rate swaps. These losses are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of such securities.

    The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate cap agreements, swaptions, spread-lock agreements, financial futures, interest rate swaps, put options and foreign currency derivatives. However, the Company does not anticipate nonperformance

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value for such agreements with each counterparty if the net market value is in the Company's favor. At December 31, 1998, the exposure was $21,100,000.

11. FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

    BONDS AND UNAFFILIATED COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.

    PREFERRED STOCK
    Fair values of preferred stock are based on quoted market prices, where available. For preferred stock not actively traded, fair values are based on values of issues of comparable yield and quality.

    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

    POLICY LOANS
    The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

    OTHER INVESTMENTS AND CASH AND SHORT-TERM INVESTMENTS
    The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

    SHORT-TERM DEBT
    For short-term debt, the carrying value approximates fair value.

    SURPLUS NOTES DUE TO LNC
    Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

    GUARANTEES
    The Company's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is zero.

    DERIVATIVES
    The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the foreign currency exchange contracts and financial future contracts and; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread lock agreements, interest rate swaps, commodity swaps and put options.

    INVESTMENT COMMITMENTS
    Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

    SEPARATE ACCOUNTS
    Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                 DECEMBER 31
                                                 ----------------------------------------------
                                                 1998                    1997
                                                 ----------------------------------------------
                                                 CARRYING                CARRYING
ASSETS (LIABILITIES)                             VALUE       FAIR VALUE  VALUE       FAIR VALUE
-----------------------------------------------------------------------------------------------
                                                 (IN MILLIONS)
                                                 ----------------------------------------------
Bonds                                            $ 23,830.9  $ 25,065.5  $ 18,560.7  $ 19,798.6
-----------------------------------------------
Preferred stocks                                      236.0       242.5       257.3       268.7
-----------------------------------------------
Unaffiliated common stocks                            259.3       259.3       436.0       436.0
-----------------------------------------------
Mortgage loans on real estate                       3,932.9     4,100.1     3,012.7     3,179.2
-----------------------------------------------
Policy loans                                        1,606.0     1,685.9       660.5       648.3
-----------------------------------------------
Other investments                                     434.4       434.4       335.5       335.5
-----------------------------------------------
Cash and short-term investments                     1,725.4     1,725.4     2,133.0     2,133.0
-----------------------------------------------
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed
    interest contracts                            (17,845.8)  (17,486.4)  (17,324.2)  (16,887.6)
   --------------------------------------------
  Remaining guaranteed interest and similar
    contracts                                        (714.4)     (738.2)   (1,267.0)   (1,294.6)
   --------------------------------------------
Short-term debt                                      (140.0)     (140.0)     (120.0)     (120.0)
-----------------------------------------------
Surplus notes due to LNC                           (1,250.0)   (1,335.1)         --          --
-----------------------------------------------
Derivatives                                            25.5        18.2        26.2         9.3
-----------------------------------------------
Investment commitments                                   --        (0.6)         --        (0.5)
-----------------------------------------------
Separate account assets                            36,907.0    36,907.0    31,330.9    31,330.9
-----------------------------------------------
Separate account liabilities                      (36,907.0)  (36,907.0)  (31,330.9)  (31,330.9)
-----------------------------------------------

12. ACQUISITIONS AND SALES OF SUBSIDIARIES
    In October 1996, the Company and LLANY purchased a block of group tax-qualified annuity business from UNUM Corporation affiliates. The bulk of the transaction was completed in the form of an assumption reinsurance transaction, which resulted in a ceding commission of $71,800,000. The ceding commission resulted in admissible goodwill of $62,300,000, which is being amortized on a straight-line basis over 10 years. LLANY was required by the New York Department of Insurance to expense its portion of the ceding commission in 1996. Policy liabilities and related accruals of the Company and its wholly owned subsidiary increased by $3,200,000,000 as a result of this transaction.

    In 1997, LNC contributed 25,000,000 shares of common stock of American States to the Company. American States is a property casualty insurance holding company of which LNC owned 83.3%. The contributed common stock was accounted for as a capital contribution equal to the fair value of the common stock received by the Company. Subsequently, the American States common stock owned by the Company, along with all other American States common stock owned by LNC and its affiliates, was sold. The Company received proceeds from the sale in the amount of $1,175,000,000. The Company recognized no gain or loss on the sale of its portion of the common stock due to the receipt of the stock at fair value. The proceeds from this sale of stock were used to partially finance the CIGNA indemnity reinsurance transaction.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. TRANSACTIONS WITH AFFILIATES
    A wholly owned subsidiary of LNC, Lincoln Life and Annuity Distributors, Inc. ("LLAD"), has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $76,700,000 in 1998 and override commissions and operating expense allowances of $61,600,000 and $56,300,000 in 1997 and 1996, respectively. LLAD incurred expenses of $102,400,000, $5,500,000 and $15,700,000 in 1998, 1997 and 1996, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse. Effective in January 1998, the Company and LLAD agreed to increase the override commission expense and eliminate the operating expense allowance.

    Cash and short-term investments at December 31, 1998 and 1997 include the Company's participation in a short-term investment pool with LNC of $383,600,000 and $325,600,000, respectively. Related investment income amounted to $16,800,000, $15,500,000 and $15,300,000 in 1998, 1997 and 1996,
    respectively. Short-term loan payable to parent company at December 31, 1998 and 1997 represent notes payable to LNC.

    The Company provides services to and receives services from affiliated companies which resulted in a net payment of $92,100,000, $48,500,000 and $34,100,000 in 1998, 1997 and 1996, respectively.

    The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                        YEAR ENDED DECEMBER 31
                        1998       1997       1996
                        -------------------------------
                        (IN MILLIONS)
                        -------------------------------
Insurance assumed       $    13.7  $    11.9  $    17.9
----------------------
Insurance ceded             290.1      100.3      302.8
----------------------

    The balance sheets include reinsurance balances with affiliated companies as follows:

                          DECEMBER 31
                          1998       1997
                          --------------------
                          (IN MILLIONS)
                          --------------------
Future policy benefits
and claims assumed        $   197.3  $   245.5
------------------------
Future policy benefits
and claims ceded            1,125.0      997.2
------------------------
Amounts recoverable on
paid and unpaid losses         84.2       30.4
------------------------
Reinsurance payable on
paid losses                     6.0        5.3
------------------------
Funds held under
reinsurance treaties --
net liability               1,375.4    1,115.4
------------------------

    Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $318,300,000 and $280,900,000 at December 31, 1998 and 1997,
    respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 1998 and 1997, LNC had guaranteed $237,000,000 and $229,100,000, respectively, of these letters of credit. At December 31, 1998, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $122,400,000 for statutory surplus relief received under financial reinsurance ceded agreements.

14. SEPARATE ACCOUNTS
    Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds and are carried at market value. Substantially all of the separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

    Separate account premiums, deposits and other considerations amounted to $3,953,300,000, $4,821,800,000 and $4,148,700,000 in 1998, 1997

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. SEPARATE ACCOUNTS (CONTINUED)
    and 1996, respectively. Reserves for separate accounts with assets at fair value were $36,145,900,000 and $30,560,700,000 at December 31, 1998 and
    1997, respectively. All reserves are subject to discretionary withdrawal at market value.

    A reconciliation of transfers to (from) separate accounts is as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              1998           1997
                                                              ------------------------
                                                              (IN MILLIONS)
                                                              ------------------------
Transfers as reported in the Summary of Operations of the
various separate accounts:
  Transfers to separate accounts                              $ 3,954.9      $ 4,824.0
------------------------------------------------------------
  Transfers from separate accounts                             (4,069.8)      (2,943.8)
------------------------------------------------------------  ---------      ---------
Net transfers to (from) separate accounts as reported in the
Summary of Operations                                         $  (114.9)     $ 1,880.2
------------------------------------------------------------  ---------      ---------
                                                              ---------      ---------

15. RECONCILIATION OF ANNUAL STATEMENT TO AUDITED FINANCIAL STATEMENTS In 1997, certain errors were identified by the Illinois
    Insurance Department in the calculation of the AVR as of December 31, 1996 and 1995. The effects of the AVR errors also resulted in the need for revisions in the calculation of certain investment limitation thresholds, the results of which indicated that additional assets should have been nonadmitted as of December 31, 1996. As discussed by the Company with the Indiana and Illinois Insurance Departments, corrections were made to affected pages of the Company's
    NAIC Annual Statement which were refiled with various state insurance departments. However, due to immateriality of the corrections in relation to the financial statements taken as a whole, the audited 1996 and 1995 statutory-basis financial statements were not corrected and re-issued.

    The Company's 1997 NAIC Annual Statement, as filed with various state insurance departments, also includes the corrected balances for 1996 and 1995. The following is a reconciliation of total admitted assets, total liabilities and capital and surplus as of December 31, 1996 as presented in the 1997 NAIC Annual Statement (as corrected) to the accompanying audited financial statements.

                                          TOTAL                    CAPITAL
                                          ADMITTED   TOTAL         AND
                                          ASSETS     LIABILITIES   SURPLUS
                                          ---------------------------------
Balance as of December 31, 1996 as
reported in the accompanying audited
financial statements                      $50,016.6   $ 48,054.0   $1,962.6
----------------------------------------
Effect of AVR errors                             --         37.6      (37.6)
----------------------------------------
Effect of change in investment
limitations                                   (57.0)          --      (57.0)
----------------------------------------  ---------  -----------   --------
Balance as of December 31, 1996 as
reported in the 1997 NAIC Annual
Statement                                 $49,959.6   $ 48,091.6   $1,868.0
----------------------------------------  ---------  -----------   --------
                                          ---------  -----------   --------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. CENTURY COMPLIANCE (UNAUDITED)
    The Year 2000 issue is pervasive and complex and affects virtually every aspect of the Company's business. The Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners are particularly vulnerable. The Company has been redirecting a large portion of internal Information Technology efforts and contracting with outside consultants to update systems to address Year 2000 issues. Experts have been engaged to assist in developing work plans and cost estimates and to complete remediation activities.

    For the year ended December 31, 1998, the Company identified expenditures of $26,300,000 to address this issue. This brings the expenditures for 1996 through 1998 to $34,200,000 million. The Company's financial plans for 1999 and 2000 include expected expenditures of an additional $38,300,000 bringing estimated overall Year 2000 expenditures to $72,500,000. Because updating systems and procedures is an integral part of the Company's on-going operations, approximately 50% of expenditures shown above are expected to continue after all Year 2000 issues have been resolved. Actual Year 2000 expenditures through December 31, 1998 and future Year 2000 expenditures are expected to be funded from operating cash flows. The anticipated cost of addressing Year 2000 issues is based on management's current best estimates which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Such costs will be closely monitored by management. Nevertheless, there can be no guarantee that actual costs will not be higher than these estimated costs. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems and other uncertainties. The total expenditures identified represent only the Company's portion of LNC's larger expenditures to address the Year 2000 issue.

    The current scope of the overall Year 2000 program includes the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and Local Area Network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT); 3) addressing the readiness of key business partners and 4) establishing Year 2000 contingency plans.

    The projects to address IT and non-IT readiness have four major phases. Phase one involves raising awareness and creating an inventory of all IT and non-IT assets. The second phase consists of assessing all items inventoried to initially determine whether they are affected by the Year 2000 issue and preparing general plans and strategies. The third phase entails the detailed planning and remediation of affected systems and equipment. The last phase consists of testing to verify Year 2000 readiness.

    The Company has completed those four phases for over two-thirds of its high priority IT systems, including those provided by software vendors. While the Company's year 2000 program for nearly all high priority IT systems is expected to be completed in the first quarter 1999, phase four, for a small but important subset of these systems, will continue through the end of the second quarter 1999. As of December 31, 1998, the status of projects addressing readiness of IT assets is: 100% of IT assets have been inventoried (Phase 1) and assessed (Phase 2); 94% of IT projects have been through the remediation phase (Phase 3) with the last project scheduled for completion by the end of March 1999; and 69% of IT projects have completed the testing phase (Phase 4) with the last project scheduled to finish testing by the end of June 1999. A portion of the effort that extends into 1999 is dependent on outside third parties and is behind the original schedule. The Company is working with these parties to modify the completion schedule.

    As of December 31, 1998, the status of projects that address readiness of high priority non-IT assets is: 100% of non-IT assets have been inventoried (Phase 1) and assessed (Phase 2); 79% of non-IT projects addressing remediation (Phase 3) have been completed and 21% of non-IT projects have completed the testing phase (Phase 4). The Company expects to have all phases related to high priority non-IT completed by the end of October 1999.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. CENTURY COMPLIANCE (UNAUDITED) (CONTINUED)
    Concurrent with the IT and non-IT projects, the readiness of key business partners is being reviewed and Year 2000 contingency plans are being developed. The most significant categories of key business partners are financial institutions, software vendors and utility providers (gas, electric and telecommunications). Surveys have been mailed to these key business partners. Based on responses received, current levels of readiness are being assessed, follow-up contacts are underway, alternative strategies are being developed and testing is being scheduled where feasible. This effort is expected to continue well into 1999. As noted above, software vendor assessments are considered part of the IT projects and, therefore, would follow the schedule shown above for such projects.

    While the Company is working to meet the schedules outlined above, some uncertainty remains. Specific factors that give rise to this uncertainty include a possible loss of technical resources to perform the work, failure to identify all susceptible systems, non-compliance by third parties whose systems and operations impact the Company and other similar uncertainties.

    A worst case scenario might include the Company's inability to achieve Year 2000 readiness with respect to one or more of the Company's significant policyholder systems resulting in a material disruption to the Company's operations. Specifically, the Company could experience an interruption in its ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records and/or perform adequate customer service. Should the worst case scenario occur, it could, depending on its duration, have a material impact on the Company's results of operations and financial position. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period would have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 contingency planning. The Company is in the process of modifying its contingency plans to address potential Year 2000 issues. Where these efforts identify high risks due either to unacceptable work around procedures or significant readiness risks, appropriate risk management techniques are being developed. These techniques, such as resource shifting or use of alternate providers, will be employed to provide stronger assurances of readiness. The Company has gone through exercises to identify worst case scenario failures. At this time, the Company believes its plans are sufficient to mitigate identified worst case scenarios.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (a wholly owned subsidiary of Lincoln National Corporation) as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Lincoln National Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

                                         /s/ Ernst & Young LLP

February 1, 1999